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                                                                 EXECUTION COPY

                          SECURITY AND PLEDGE AGREEMENT

         This SECURITY AND PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "SECURITY AND PLEDGE AGREEMENT"), dated as of November 17, 1999, is made by WEEKLY READER CORPORATION, a Delaware corporation ("WRC"), and JLC LEARNING CORPORATION, a Delaware corporation ("JLC" and, together with WRC, the "BORROWERS"), WRC MEDIA INC. (formerly known as EAC II INC.), a Delaware corporation and parent of JLC ("HOLDINGS"), PRIMEDIA REFERENCE INC., a Delaware corporation ("PRI"), AMERICAN GUIDANCE SERVICE INC., a Minnesota corporation ("AGS"), LIFETIME LEARNING SYSTEMS, INC., a Delaware corporation ("LLS"), AGS INTERNATIONAL SALES, INC., a Minnesota corporation ("AIS"), FUNK & WAGNALLS YEARBOOK CORPORATION, a Delaware corporation ("FW"), and GARETH STEVENS, INC., a Wisconsin corporation ("GS"), each other Subsidiary (as defined below) of each of the Borrowers a signatory hereto, and each other Person which may from time to time hereafter become a party hereto pursuant to SECTION 7.5 (each, individually, an "ADDITIONAL GRANTOR", and collectively, the "ADDITIONAL GRANTORS", and together with each Borrower, Holdings, each such Subsidiary, each, individually, a "GRANTOR", and collectively, the "GRANTORS"), in favor of BANK OF AMERICA, N.A., as administrative agent (together with its successor(s) thereto, in such capacity the "ADMINISTRATIVE AGENT") for each of the Secured Parties.


                              W I T N E S S E T H :

         WHEREAS, pursuant to a Credit Agreement, dated as of November 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, Holdings, the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), DLJ Capital Funding, Inc., as the Syndication Agent (in such capacity, the "SYNDICATION AGENT"), the Lead Arranger and the Sole Book Running Manager, the Administrative Agent and General Electric Capital Corporation, as the documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension)

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under the Credit Agreement, each Grantor is required to execute and deliver this
Security and Pledge Agreement;

         WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Security and Pledge Agreement; and

         WHEREAS, it is in the best interests of each Grantor to execute this Security and Pledge Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrowers by the Lenders and the Issuers pursuant to the Credit Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrowers pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreement(s), each Grantor agrees, for the benefit of each Secured Party, as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Security and Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "ADDITIONAL GRANTOR" and "ADDITIONAL GRANTORS" are defined in the PREAMBLE.

         "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

         "BORROWERS" is defined in the PREAMBLE.

         "COLLATERAL" is defined in SECTION 2.1.

         "COMMODITY ACCOUNT" means an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

         "COMMODITY CONTRACT" means a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case,

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is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

         "COMMODITY CUSTOMER" means a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

         "COMMODITY INTERMEDIARY" means (a) a Person who is registered as a futures commission merchant under the federal commodities laws or (b) a Person who in the ordinary course of business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

         "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means:

                  (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

                  (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by any Grantor, designed for use on the computers and electronic data processing hardware described in CLAUSE (a) above;

                  (c)  all firmware associated therewith;

                  (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding CLAUSES (a) through
         (c); and

                  (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

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         "CONTROL AGREEMENT" means an agreement in form and substance satisfactory to the Administrative Agent which provides for the Administrative Agent to have "control" (as defined in Section 8-106 of the U.C.C., as such term relates to Investment Property (other than certificated Securities or Commodity Contracts), or as used in Section 9-115(e) of the U.C.C., as such term relates to Commodity Contracts).

         "COPYRIGHT COLLATERAL" means all copyrights of each Grantor, whether registered or unregistered, now or hereafter in force throughout the world including all of such Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of SCHEDULE V attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of SCHEDULE V attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

         "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or other account maintained with a bank, savings and loan association, credit union or other financial institution.

         "DISTRIBUTIONS" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Securities constituting Collateral, but shall not include Dividends.

         "DIVIDENDS" means cash dividends and cash distributions with respect to any Securities constituting Collateral made in the ordinary course of business and not a liquidating dividend.

         "ENTITLEMENT HOLDER" means a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of

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Section 8-501(b)(2) or (3) of the U.C.C., such Person is the Entitlement Holder.

         "EQUIPMENT" is defined in CLAUSE (d) of SECTION 2.1.

         "FINANCIAL ASSET" means (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the U.C.C. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claims to it is evidenced, including a certificated or an uncertificated Security, a certificate representing a Security or a Security Entitlement.

         "GRANTOR" and "GRANTORS" are defined in the PREAMBLE.

         "HOLDINGS" is defined in the PREAMBLE.

         "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, the Computer Hardware and Software Collateral, the Copyright
Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

         "INTERCOMPANY NOTE" means, with respect to any Grantor, as the payee thereunder, a promissory note substantially in the form of EXHIBIT A hereto (with such modifications as the Administrative Agent may consent to, such consent not to be unreasonably withheld), which promissory note shall to the extent required under clause (f)(i) of Section 7.2.2 of the Credit Agreement evidence all intercompany loans which may be made from time to time by such Grantor to either Borrower or any of their respective Subsidiaries as the maker of such promissory note, as such promissory note, in accordance with SECTION 4.2.4, is amended, modified or supplemented from time to time, together with any promissory note of such maker taken in extension or renewal thereof or substitution therefor.

         "INVESTMENT PROPERTY" means all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity

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Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

         "INVENTORY" is defined in CLAUSE (e) of SECTION 2.1

         "JLC" is defined in the PREAMBLE.

         "LENDER" and "LENDERS" are defined in the FIRST
RECITAL.

         "MASTER DEPOSIT ACCOUNT" means (a) in the case of WRC and its Subsidiaries, the Deposit Account of WRC established and maintained with the Administrative Agent and designated by WRC as its Master Deposit Account, (b) in the case of JLC and its Subsidiaries, the Deposit Account of JLC established and maintained with the Administrative Agent and designated by JLC as its Master Deposit Account, and (c) in the case of Holdings, either such Deposit Account.

         "MOTOR VEHICLES" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

         "PATENT COLLATERAL" means:

                  (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of SCHEDULE III attached hereto;

                  (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (a);

                  (c) all patent licenses, including each patent license referred to in ITEM B of SCHEDULE III attached hereto; and

                  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of SCHEDULE III attached hereto, and for breach or enforcement of any patent license, including any patent license referred

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         to in ITEM B of SCHEDULE III attached hereto, and all rights corresponding thereto throughout the world.

         "RECEIVABLES" is defined in CLAUSE (f) of SECTION 2.1.

         "RELATED CONTRACTS" is defined in CLAUSE (f) of SECTION 2.1.

         "SECURED OBLIGATIONS" is defined in SECTION 2.2.

         "SECURITIES" means any obligations of an issuer or any shares, participations, or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of such issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c) (i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the U.C.C.

         "SECURITIES ACCOUNT" means an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

         "SECURITIES ACT" is defined in SECTION 6.2.

         "SECURITY ENTITLEMENTS" means the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

         "SECURITY AND PLEDGE AGREEMENT" is defined in the PREAMBLE.

         "SECURITY INTERMEDIARY" means (a) a clearing corporation or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

         "TRADEMARK COLLATERAL" means:

                  (a) all trademarks, trade names, corporate names, company names, business names, fictitious business

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         names, trade styles, service marks, certification marks, collective marks, logos, designs and other source of business identifiers (all of the foregoing items in this CLAUSE (a) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any other office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE IV attached hereto;

                  (b) all Trademark licenses, including each Trademark license referred to in ITEM B of SCHEDULE IV attached hereto;

                  (c) all reissues, extensions or renewals of any of the items described in CLAUSE (a) and (b);

                  (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (a) and (b); and

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of SCHEDULE IV attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

         "TRADE SECRETS COLLATERAL" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in SCHEDULE VI attached hereto, and including the right to sue for and to enjoin and to collect

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damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

         "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

         "WRC" is defined in the PREAMBLE.

         SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Security and Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security and Pledge Agreement, including its preamble and recitals, with such meanings.


                                   ARTICLE II

                                SECURITY INTEREST

         SECTION 2.1. GRANT OF SECURITY. Each Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, to the extent now or hereafter owned or acquired by such Grantor (the "COLLATERAL"):

                  (a) all Intercompany Notes in which such Grantor has an interest (including each Intercompany Note described in ITEM A of SCHEDULE I hereto);

                  (b) all interest and other payments and rights with respect to each Intercompany Note in which such Grantor has an interest;

                  (c) all Investment Property in which such Grantor has an interest (including the Securities of each issuer described in ITEM B of SCHEDULE I hereto); PROVIDED, that, in the case of Investment Property consisting of (i) Securities of an issuer that is a Foreign Subsidiary of such Grantor, the pledge of such

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         Securities of such issuer shall be limited to the extent such pledge would not exceed 65% of the total combined voting power of all classes of Securities of such Foreign Subsidiary entitled to vote and (ii) Securities of JLC or WRC that contemporaneously with the issuance thereof to Holdings by JLC or WRC, as the case may be, are being transferred or exchanged by Holdings to a holder of substantially identical Securities of Holdings as a direct result of a Permitted Equity Exchange in accordance with the Credit Agreement, such Securities shall not constitute "Collateral";

                  (d) all equipment in all of its forms (including all Motor Vehicles) of such Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "EQUIPMENT");

                  (e) all inventory in all of its forms of such Grantor, wherever located, including

                           (i) all raw materials and work in process therefor,
                  finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                           (ii) all goods in which such Grantor has an interest
                  in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and

                           (iii) all goods which are returned to or repossessed
                  by such Grantor,

         and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "INVENTORY");

                  (f) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties,


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         leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "RECEIVABLES", and any and all such security agreements, guaranties, leases and other contracts being the "RELATED CONTRACTS");

                  (g) all Deposit Accounts of such Grantor (including its Master Deposit Account in the case where such Grantor is a Borrower) and all cash, checks, drafts, notes, bills of exchange, money orders and other like instruments, if any, now owned or hereafter acquired, held therein (or in sub-accounts thereof) and all certificates and instruments, if any, from time to time representing or evidencing such investments, and all interest, earnings and proceeds in respect thereof;

                  (h)  all Intellectual Property Collateral of such
         Grantor;

                  (i) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this SECTION 2.1;

                  (j) all of such Grantor's other property and rights of every kind and description and interests therein; and

                  (k) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in CLAUSES (a) through (j), proceeds deposited from time to time in any lock box or Deposit Account of such Grantor (including its Master Deposit Account in the case where such Grantor is a Borrower), and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include any general intangibles or other rights described in

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CLAUSE (f) or (h) above arising under any contracts, instruments, licenses or other documents described in such clause as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. Each Grantor agrees to use its best efforts to obtain any such required consent.

         SECTION 2.2. SECURITY FOR OBLIGATIONS. This Security and Pledge Agreement secures the payment of all Obligations of each Grantor now or hereafter existing under this Security and Pledge Agreement and each other Loan Document to which such Grantor is or may become a party (collectively, the "SECURED OBLIGATIONS").

         SECTION 2.3. DELIVERY OF CERTIFICATED SECURITIES AND INTERCOMPANY NOTES. All Collateral comprised of Intercompany Notes and certificated Securities shall be delivered to and held by or on behalf of (and, in the case of the Intercompany Notes, endorsed to the order of) the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

         SECTION 2.4. DIVIDENDS ON SECURITIES AND PAYMENTS ON INTERCOMPANY NOTES. In the event that any Dividend is to be paid on any Security that constitutes Collateral or any payment of principal or interest is to be made on any Intercompany Note at a time when no Specified Default has occurred and is continuing or would result therefrom, such Dividend or payment may be paid directly to the applicable Grantor. If any such Specified Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent.

         SECTION 2.5. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Security and Pledge Agreement shall create a continuing security interest in the Collateral and shall

                  (a) remain in full force and effect until payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments,

                  (b) be binding upon each Grantor, its successors, transferees and assigns, and

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                  (c) inure, together with the rights and remedies of the
         Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing CLAUSE (a)(iii), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security and Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with Section 7.2.11 of the Credit Agreement or (ii) the payment in full in cash of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of CLAUSE (A)) or (B) all Collateral (in the case of CLAUSE (B)). Upon any such sale, transfer, disposition or termination, the Administrative Agent will, at such Grantor's sole expense, deliver to such Grantor, without any representations, warranties or recourse of any kind whatsoever, all applicable certificated Securities and all applicable Intercompany Notes, together with all other applicable Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination (including such documents as such Grantor shall reasonably request to remove the notation of the Administrative Agent as lienholder on any certificate of title for any applicable Motor Vehicle).

         SECTION 2.6. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding

                  (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security and Pledge Agreement had not been executed,

                  (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any

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         such contracts or agreements included in the Collateral, and

                  (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security and Pledge Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 2.7. SECURITY INTEREST ABSOLUTE. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of

                  (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document;

                  (b)  the failure of any Secured Party or any
         holder of any Note

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against any Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor of, or collateral securing, any Secured Obligations;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligations;

                  (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

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                  (e) any amendment to, rescission, waiver, or other
         modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

                  (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other Obligor, any surety or any guarantor.

         SECTION 2.8. POSTPONEMENT OF SUBROGATION, ETC. Each Grantor hereby agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments. Any amount paid to any Grantor on account of any payment made hereunder prior to the payment in full in cash of all Secured Obligations shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Secured Parties and each holder of a Note and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; PROVIDED, HOWEVER, that if

                  (a) such Grantor has made payment to the Secured Parties and each holder of a Note of all or any part of the Secured Obligations, and

                  (b) all Secured Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at the requesting Grantor's request, the Secured Parties and the holders of the Notes will execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Secured Obligations resulting from such payment by such Grantor. In furtherance of the foregoing, for so long as any Secured Obligations, Commitments or Letters of Credit remain outstanding or any Rate Protection Agreement remains in full force and effect, each Grantor shall refrain from taking any action or commencing any proceeding against any Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security and Pledge Agreement to any Secured Party or any holder of a Note.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants to each Secured Party insofar as the representations and warranties contained herein are applicable to such Grantor and its properties, as set forth in this ARTICLE III, and except as set forth or may be otherwise provided in the applicable Foreign Pledge Agreement with respect to an issuer of any Security constituting Collateral that is a Foreign Subsidiary of such Grantor.

         SECTION 3.2. AS TO SECURITIES. All Securities constituting Collateral that are issued by each Subsidiary of such Grantor (a) are duly authorized and validly issued, fully paid, and non-assessable and (b) constitute all of the issued and outstanding Securities of such Subsidiary (except, with respect to CLAUSE (b), (i) in the case of each such Subsidiary that is a Foreign Subsidiary of such Grantor, in which case, such Securities constitute 65% of the total combined voting power of all classes of Securities of such Foreign Subsidiary entitled to vote, (ii) in the case of JLC, the JLC PIK Preferred Equity, if any (and to the extent issued to the holders thereof in exchange therefor by JLC, preferred stock of JLC that is identical to the JLC PIK Preferred Equity), the JLC Warrants and the common stock of JLC issued upon the exercise of the JLC Warrants (but solely to the extent such common stock does not constitute more than 13.1%, at the time of such exercise, of the common stock of JLC on a fully diluted basis) and (iii) in the case of WRC, the WRC PIK Preferred Equity, if any (and to the extent issued to the holders thereof in exchange therefor by WRC, preferred stock of WRC that is identical to the WRC PIK Preferred Equity), the WRC Warrants, the common stock of WRC issued upon the exercise of the WRC Warrants (but solely to the extent such common stock does not constitute more than 13.1%, at the time of such exercise, of the common stock of WRC on a fully diluted basis), the common stock of WRC that is issued in exchange for Holdings (Unit) Common Stock (but solely to the extent such common stock does not constitute more than 2.85%, at the time of such exercise, of the common stock of WRC on a fully diluted basis) pursuant to a Permitted Common Stock Exchange described in clause (ii) of the definition thereof). Except as otherwise specified in the immediately preceding sentence, all of the Securities of each Subsidiary of such Grantor are in certificated form and have been pledged to the Administrative Agent by such Grantor.

         SECTION 3.3. AS TO INTERCOMPANY NOTES. In the case of each Intercompany Note, all of such Intercompany Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

         SECTION 3.4. LOCATION OF COLLATERAL, ETC. All of the Equipment, Inventory and lock boxes of such Grantor are respectively located at the places specified in Sections 3(e), (g) and (c) of the Perfection Certificate delivered by such Grantor. None of the Equipment and Inventory has, within the four months preceding the date of this Security and Pledge Agreement (if then owned by such Grantor), been located at any place other than the places specified in Sections 3(e) and (g), respectively, of the Perfection Certificate delivered by such Grantor. The place(s) of business and chief executive office of such Grantor and the office(s) where such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are respectively located at the addresses set forth in Sections 3(d), (a) and (b) of the Perfection Certificate delivered by such Grantor. Such Grantor has no trade names other than those set forth in Section 1(d) of the Perfection Certificate delivered by such Grantor. During the four months preceding the date hereof, such Grantor has not been known by any legal name nor has it had a federal taxpayer identification number different from the ones set forth in Section 1(a) (except that Holdings was formerly known as EAC II Inc.) and 2(a), respectively, of the Perfection Certificate delivered by such Grantor, nor has such Grantor been the subject of any merger or other corporate reorganization, except as disclosed pursuant to Section 1(c) of the Perfection Certificate delivered by such Grantor. If the Collateral includes any Inventory located in the State of California, such Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. All Receivables evidenced by a promissory note or other instrument, negotiable document or chattel paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to SECTION 4.10. Such Grantor is not a party to any Federal, state or local government contract except as set forth in
SCHEDULE II hereto.

         SECTION 3.5. OWNERSHIP, NO LIENS, ETC. Such Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security and Pledge Agreement and except in the case of Collateral not consisting of Securities and Intercompany Notes as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security and Pledge Agreement or as have been filed in connection with Liens permitted pursuant to Section 7.2.3 of the Credit Agreement or as to which a duly executed termination statement relating to such financing statement or other instrument has been delivered to the Administrative Agent on the Closing Date.

         SECTION 3.6. POSSESSION AND CONTROL. Such Grantor has exclusive possession and control of its Equipment and Inventory.

         SECTION 3.7. NEGOTIABLE DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. If requested by the Administrative Agent, such Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by such Grantor duly endorsed in blank.

         SECTION 3.8.  INTELLECTUAL PROPERTY COLLATERAL.  With
respect to any Intellectual Property Collateral the loss, impairment or infringement of which might have a Material
Adverse Effect:

                  (a) to the best knowledge of the Grantor, such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                  (b) to the best knowledge of the Grantor, such Intellectual Property Collateral is valid and enforceable;

                  (c) such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices in countries in which the failure to so file and/or record could reasonably have a Material Adverse Effect and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices in countries in which the failure to so file and/or record could reasonably have a Material Adverse Effect;

                  (d) to the best knowledge of the Grantor, no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party and such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral;

                  (e) to the best knowledge of the Grantor, such Grantor has performed all acts and has paid all required fees and taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect throughout the world, as applicable; and

                  (f) to the best knowledge of the Grantor, such Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in or necessary for the conduct of such Grantor's business.

         SECTION 3.9. VALIDITY, ETC. This Security and Pledge Agreement creates a valid security interest in the Collateral securing the payment of the Secured Obligations, and

                  (a) in the case of Collateral comprised of certificated Securities or instruments, upon the delivery of such Collateral to the Administrative Agent, such security interest will be a valid first priority perfected security interest;

                  (b) in the case of Collateral comprised of uncertificated Securities and other Investment Property (other than certificated Securities), upon the Administrative Agent obtaining "control" (as defined in Section 8-106 of the U.C.C., as such term relates to Investment Property (other than certificated Securities or Commodity Contracts), or as used in Section 9-115(e) of the U.C.C., as such term relates to Commodity Contracts) of such Collateral and the filing of the Uniform Commercial Code financing statements delivered by the Grantor having an interest in such Collateral to the Administrative Agent with respect to such Collateral, such security interest will be a valid first priority perfected security interest;

                  (c) in the case of Collateral comprised of Motor Vehicles, upon the recordation or notation of the Administrative Agent's Lien on the certificates of title or ownership in respect of such Motor Vehicles and the filing of the Uniform Commercial Code financing statements delivered by the Grantor having an interest in such Motor Vehicles to the Administrative Agent with respect to such Collateral, such security interest will be a valid first priority perfected security interest;

                  (d) in the case of Collateral comprised of the Master Deposit Accounts, (i) such security interest is a valid first priority perfected security interest or (ii) if applicable law would not characterize such security interest as "perfected" or "first priority", the Administrative Agent has rights with respect to such Collateral that are senior to any other Person that obtains a judicial lien on or execution against such Collateral or obtains a lien thereon granted by the holder of such Collateral; and

                  (e) in the case of all other Collateral in which a security interest may be perfected by the filing of Uniform Commercial Code financing statements, upon the filing of the Uniform Commercial Code financing statements delivered by the Grantor to the Administrative Agent with respect to such Collateral, such security interest will be a valid first priority perfected security interest.

Each Grantor has filed all Uniform Commercial Code financing statements referred to above in the appropriate offices therefor (or has provided the Administrative Agent with copies thereof suitable for filing in such offices) and has taken all of the other actions referred to above necessary to create perfected, first-priority security interests in the applicable Collateral.

         SECTION 3.10. AUTHORIZATION, APPROVAL, ETC. Except as have been obtained or made and are in full force and effect (or otherwise provided for to the satisfaction of the Agents), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

                  (a) for the grant by such Grantor of the security interest granted hereby, the pledge by such Grantor of any Collateral pursuant hereto or for the execution, delivery and performance of this Security and Pledge Agreement by such Grantor,

                  (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder, or

                  (c) for the exercise by the Administrative Agent of the voting or other rights provided for in this Security and Pledge Agreement, or, except with respect to any Securities issued by a Subsidiary of such Grantor, as may be required in connection with a disposition of such Securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security and Pledge Agreement.

         SECTION 3.11. COMPLIANCE WITH LAWS. Such Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1. CERTAIN COVENANTS. Each Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, any Rate Protection Agreements shall remain in full force and effect, any Letters of Credit shall be outstanding or any Lender shall have any outstanding Commitment, such Grantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this ARTICLE IV.

         SECTION 4.2. AS TO INVESTMENT PROPERTY AND INTERCOMPANY NOTES; ETC.

         SECTION 4.2.1. CERTIFICATED SECURITIES. Such Grantor shall cause each of its Subsidiaries (a) to provide in its Organic Documents that all equity interests in such Subsidiaries shall be Securities governed by Article 8 of the Uniform Commercial Code and (b) to ensure that all such interests are evidenced by certificated Securities.

         SECTION 4.2.2. INVESTMENT PROPERTY (OTHER THAN CERTIFICATED SECURITIES). With respect to any Investment Property (other than certificated Securities) of such Grantor, such Grantor shall (a) cause a Control Agreement relating to such Investment Property to be executed and delivered in favor of the Administrative Agent and (b) deliver Uniform Commercial Code financing statements which when filed will result in the Administrative Agent having a first priority perfected security interest in such Investment Property.

         SECTION 4.2.3. STOCK POWERS, ETC. Such Grantor agrees that all certificated Securities constituting Collateral delivered by such Grantor pursuant to this Security and Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. Such Grantor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Specified Default, promptly transfer any Securities constituting Collateral into the name of any nominee designated by the Administrative Agent.

         SECTION 4.2.4. CONTINUOUS PLEDGE. Such Grantor will, at all times, keep pledged to the Administrative Agent pursuant hereto on a first priority perfected basis all Investment Property constituting Collateral, all Dividends and Distributions with respect thereto, all Intercompany Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Intercompany

Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral and will not permit any Subsidiary of such Grantor to issue any Securities which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

         SECTION 4.2.5. VOTING RIGHTS; DIVIDENDS, ETC. Such Grantor agrees:

                  (a) after any Specified Default shall have occurred and be continuing, promptly upon receipt of notice thereof by such Grantor and without any request therefor by the Administrative Agent, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with CLAUSE (b) of SECTION 6.1; and

                  (b) after any Specified Default shall have occurred and be continuing and the Administrative Agent has notified such Grantor of the Administrative Agent's intention to exercise its voting power under this SECTION 4.2.5(b)

                           (i) the Administrative Agent may exercise (to the
                  exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Securities or other Investment Property constituting Collateral and such Grantor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such Securities and such other Collateral; and

                           (ii) promptly to deliver to the Administrative Agent
                  such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by such Grantor but which such Grantor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Grantor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless a Specified Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in SECTION 4.2.5(b), such Grantor shall have the exclusive voting power with respect to any Securities constituting Collateral and the Administrative Agent shall, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise voting power with respect to any such Securities; PROVIDED, HOWEVER, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Security and Pledge Agreement).

         SECTION 4.2.6. AMENDMENT OF ORGANIC DOCUMENTS. Such Grantor will not amend, supplement or otherwise modify, or permit, consent or suffer to occur any amendment, supplement or modification of any terms or provisions contained in, or applicable to, any Organic Document of any issuer of any Security comprising the Collateral in which it has an equity interest if the effect thereof is to impair, or is in any manner adverse to, the rights or interests of the Administrative Agent or any other Secured Party hereunder or under the Credit Agreement or any other Loan Document, without the prior written consent of the Administrative Agent and the Required Lenders; PROVIDED, HOWEVER, that in connection with a Permitted Equity Exchange of the type described in clause (i) or (iii) of the definition thereof, a certificate of designation, having substantially the same terms as the Holdings Certificate of Designation, may be filed by JLC and/or WRC, as the case may be.

         SECTION 4.3. AS TO EQUIPMENT AND INVENTORY. Such Grantor hereby agrees that it shall

                  (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in SECTION 3.4 or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in ARTICLE III (including
         SECTION 3.9) shall be true and correct, and all action required pursuant to the FIRST SENTENCE of SECTION 4.10 shall have been taken with respect to the Equipment and Inventory;

                  (b) cause the Equipment to be maintained and preserved as required by Section 7.1.3 of the Credit Agreement; and promptly furnish to the Administrative Agent a statement respecting any loss or damage to any of such material Equipment; and

                  (c) pay promptly when due all property and other material taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

         SECTION 4.4. AS TO RECEIVABLES. (a) Such Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidences Receivables, located at the address(es) set forth in Section 3(b) of the Perfection Certificate delivered by such Grantor, or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by the FIRST SENTENCE of SECTION 4.10 shall have been taken with respect to the Receivables; not change its name or federal taxpayer identification number except upon 30 days' prior written notice to the Administrative Agent; hold and preserve such records and chattel paper; and permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper. In addition, the Grantor shall give the Administrative Agent a supplement to such Perfection Certificate on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, which shall set forth any changes to the information set forth in SECTION 3.4.

         (b) Such Grantor shall have the right to collect all Receivables so long as no Specified Default shall have occurred and be continuing; PROVIDED, HOWEVER, that such Grantor agrees to promptly deposit all payments received by such Grantor on account of the Receivables, whether in the form of cash, checks, drafts, notes, bills of exchange, money orders or other like instruments or otherwise, in a Deposit Account in precisely the form in which received (but with any endorsements of such Grantor necessary for deposit or collection).

         (c) All proceeds of Collateral received by such Grantor shall be deposited into a Deposit Account of such Grantor, unless, during the occurrence and continuance of a Specified Default, such Grantor is otherwise notified in writing by the Administrative Agent. Following any such notice by the Administrative Agent to such Grantor pursuant to this SECTION 4.4(c), all proceeds of Collateral received by such Grantor shall be delivered in kind to a Master Deposit Account or any other account or accounts specified by the Administrative Agent. Proceeds of Collateral received by such Grantor shall, prior to deposit in such Master Deposit Account or such other account or accounts specified by the Administrative Agent, be held separate and apart from, and not commingled with, all other property and in express trust for the benefit of the Administrative Agent until delivery thereof is made to such Master Deposit Account or such other account or accounts.

         (d) Such Grantor shall transfer all funds out of each of its Deposit Accounts that is not a Master Deposit Account (other than, in the aggregate, cash or Cash Equivalent Investments in all Deposit Accounts (other than the Master Deposit Accounts) that do not exceed at any time $10,000) for deposit into a Master Deposit Account at the close of business each day or, if not commercially reasonable to do so, no less frequently than once every five Business Days.

         (e) The Administrative Agent shall have the right to apply any amount in each Deposit Account (including either Master Deposit Account) to the payment of any Secured Obligations which are due and payable or payable upon demand or to the payment of any Secured Obligations at any time that a Specified Default shall have occurred and be continuing.

         (f) With respect to each Deposit Account maintained with the Administrative Agent (including each Master Deposit Account), it is hereby agreed that (i) deposits in each such Deposit Account are subject to a security interest as contemplated hereby, (ii) each such Deposit Account shall be under the sole dominion and control of the Administrative Agent and (iii) the Administrative Agent shall have the sole right of withdrawal over each such Deposit Account; PROVIDED, HOWEVER, that, unless and until the Administrative Agent shall notify the applicable Grantors that a Specified Default shall have occurred and be continuing and that during the continuance thereof no such Grantor shall withdraw any of the funds contained in any such Deposit Account (which notice may be given by telephone if promptly confirmed in writing or by facsimile), any such Grantor may at any time withdraw any of the funds contained in its Deposit Account for use in any lawful manner not inconsistent with the provisions of this Security and Pledge Agreement, the Credit Agreement or any other Loan Document.

         SECTION 4.5. MOTOR VEHICLES. (a) Such Grantor shall deliver to the Administrative Agent the original of the certificate of title or ownership listing the Administrative Agent as lienholder for (i) any Motor Vehicle owned by such Grantor that has a fair market value of at least $50,000 or (ii) at the request of the Administrative Agent, any other Motor Vehicle owned by such Grantor.

         (b) Upon the acquisition after the date hereof by such Grantor of (i) any Motor Vehicle having a fair market value of at least $50,000 or (ii) any other Motor Vehicle for which the Administrative Agent has requested the original of the certificate of title or ownership thereof, such Grantor shall deliver to the Administrative Agent originals of the certificates of title or ownership for such Motor Vehicles, together with the manufacturer's statement of origin with the Administrative Agent listed as lienholder.

         (c) Without limiting SECTION 5.1, such Grantor hereby appoints the Administrative Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Security and Pledge Agreement, for the purpose of (i) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by such Grantor to be retitled and the Administrative Agent listed as lienholder thereon, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, the purpose of creating in favor of the Administrative Agent a perfected lien on the Motor Vehicles and exercising the rights and remedies of the Administrative Agent under SECTION 6.1 hereof). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

         (d) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

         SECTION 4.6. AS TO COLLATERAL. (a) Until the occurrence and continuance of a Specified Default, and such time as the Administrative Agent shall notify such Grantor of the revocation of such power and authority such Grantor (i) may in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence of a Specified Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business (except as otherwise permitted under the Credit Agreement), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Administrative Agent, however, may, at any time following a Specified Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent following a Specified Default, such Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

         (b) Following a Specified Default, the Administrative Agent is authorized to endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

         SECTION 4.7. AS TO INTELLECTUAL PROPERTY COLLATERAL. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of such Grantor:

                  (a) such Grantor shall not, unless such Grantor shall either
         (i) reasonably and in good faith determine (and make commercially reasonable efforts to provide notice of such determination to the Administrative Agent) that any of the Patent Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable except upon expiration of the end of an unrenewable term of a registration thereof;

                  (b) such Grantor shall not, and such Grantor shall not permit any of its licensees to, unless such Grantor shall either (i) reasonably and in good faith determine (and all commercially reasonable efforts to provide notice of such determination shall have been delivered to the Administrative Agent) that any of the Trademark Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise,

                           (i) fail to continue to use any of the Trademark
                  Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

                           (ii) fail to maintain as in the past the quality of
                  products and services offered under all of the Trademark Collateral,

                           (iii) fail to use all commercially reasonable efforts
                  to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration except where the failure to do so would not have a Material Adverse Effect, and

                           (iv) do or permit any act or knowingly omit to do any
                  act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable;

                  (c) such Grantor shall not, unless such Grantor shall either
         (i) reasonably and in good faith determine (and make commercially reasonable efforts to provide notice of such determination to the Administrative Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof;

                  (d) such Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable except upon expiration of the end of an unrenewable term of a registration thereof, or of any adverse determination or development, which alone or in the aggregate might have a Material Adverse Effect (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

                  (e) in no event shall such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                  (f) such Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSES (a), (b) and
         (c));

                  (g) such Grantor shall, contemporaneously herewith, execute and deliver to the Administrative Agent a Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement in the forms of EXHIBIT B, EXHIBIT C and EXHIBIT D hereto, and shall execute and deliver to the Administrative Agent any other document reasonably required to acknowledge or register or perfect the Administrative Agent's interest in any part of the Intellectual Property Collateral; and

                  (h) such Grantor shall continue to perform (subject to the compliance standards in this Section 4.3) all acts and will continue to pay (subject to the compliance standards in this Section 4.3) all required fees and taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

         SECTION 4.8. INSURANCE. Such Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Credit Agreement and will, upon the request of the Administrative Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by such Grantor in accordance with this Section.

         SECTION 4.9. TRANSFERS AND OTHER LIENS. Such Grantor shall not:

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement; or

                  (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security and Pledge Agreement and except as permitted by the Credit Agreement.

         SECTION 4.10. FURTHER ASSURANCES, ETC. Such Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

                  (a) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

                  (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent (if requested by the Administrative Agent following the occurrence and during the continuance of a Specified Default) hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

                  (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Administrative Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;

                  (d) not enter into any agreement amending, supplementing, or waiving any provision of any Intercompany Note (including any underlying instrument pursuant to which such Intercompany Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof;

                  (e) promptly execute and deliver all further instruments (including in the event that the issuer of any Security comprising Collateral of such Grantor is a Foreign Subsidiary of such Grantor, by entering into a Foreign Pledge Agreement), and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral;

                  (f) cause the Administrative Agent to be listed as the lienholder on the certificate of title or ownership relating to (i) any Motor Vehicle owned by such Grantor that has a fair market value of at least $50,000 or (ii) at the request of the Administrative Agent, any other Motor Vehicle owned by such Grantor;

                  (g) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Intercompany Note or other instrument constituting Collateral; and

                  (h) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the

Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Security and Pledge Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

         SECTION 5.1. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and continuation of a Specified Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security and Pledge Agreement, including:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (a) above;

                  (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

                  (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to SECTION 4.10).

Such Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION 5.2. ADMINISTRATIVE AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to SECTION 6.4.

         SECTION 5.3. ADMINISTRATIVE AGENT HAS NO DUTY. In addition to, and not in limitation of, SECTION 2.6, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

                  (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

                  (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 5.4. REASONABLE CARE. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; PROVIDED, HOWEVER, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Specified Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                   ARTICLE VI

                                    REMEDIES

         SECTION 6.1. CERTAIN REMEDIES. If any Specified Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                           (i) require each Grantor to, and such Grantor hereby
                  agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

                           (ii) without notice except as specified below, sell
                  the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as follows:

                           (i) first, to the payment of any amounts payable to
                  the Administrative Agent pursuant to Section 11.3 of the Credit Agreement and SECTION 6.4;

                           (ii) second, to the equal and ratable payment of
                  Obligations, in accordance with each Secured Party's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Obligations as to each Secured Party, applied

                                    (A) first to fees and expense reimbursements
                           then due to such Secured Party,

                                    (B) then to interest due to such Secured
                           Party,

                                    (C) then to pay or prepay principal of the
                           Loans owing to, or to reduce the "credit exposure" of, such Secured Party under such Hedging Obligation, as the case may be, and

                                    (D) then to pay the remaining outstanding
                           Obligations and cash collateralize all Letter of Credit Outstandings;

                           (iii) third, without duplication of any amounts paid
                  pursuant to CLAUSE (b)(ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 11.4 of the Credit Agreement; and

                           (iv) fourth, to be held as additional collateral
                  security until the payment in full in cash of all of the Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, after which such remaining cash proceeds shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

         For purposes of this Security and Pledge Agreement, the "credit exposure" at any time of any Secured Party with respect to a Hedging Obligation to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation.

         (c)  The Administrative Agent may

                           (i) transfer all or any part of the Collateral into
                  the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                           (ii) notify the parties obligated on any of the
                  Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                           (iii) enforce collection of any of the Collateral by
                  suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts, or other writings in
                  such Grantor's name to allow collection of the Collateral,

                           (v)  take control of any proceeds of the
                  Collateral, and

                           (vi) execute (in the name, place and stead of such
                  Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION 6.2. SECURITIES LAWS. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to
SECTION 6.1, each Grantor agrees that, upon request of the Administrative Agent, such Grantor will, at its own expense:

                  (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                  (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

                  (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

                  (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Grantor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by any Grantor to perform any of the covenants contained in this Section and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

         SECTION 6.3. COMPLIANCE WITH RESTRICTIONS. Each Grantor agrees that in any sale of any of the Collateral whenever a Specified Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION 6.4.  INDEMNITY AND EXPENSES.

                  (a) Each Grantor jointly and severally agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security and Pledge Agreement (including enforcement of this Security and Pledge Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

                  (b) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

                           (i)  the administration of this Security and
                  Pledge Agreement,

                           (ii) the custody, preservation, use or operation of,
                  or the sale of, collection from, or other realization upon, any of the Collateral,

                           (iii) the exercise or enforcement of any of the
                  rights of the Administrative Agent or the Secured Parties hereunder, and

                           (iv) the failure by any Grantor to perform or observe
                  any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. LOAN DOCUMENT. This Security and Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 7.2. AMENDMENTS; ETC. No amendment to or waiver of any provision of this Security and Pledge Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 7.3. PROTECTION OF COLLATERAL. The Administrative Agent may from time to time, at its option, perform any act which each Grantor agrees hereunder to perform and which such Grantor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Specified Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 7.4. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to any Grantor, mailed or telecopied or delivered to it, addressed to it in care of Holdings at the address of Holdings specified in the Credit Agreement, if to the Administrative Agent, mailed or telecopied or delivered to it, addressed to it at the address of the Administrative Agent specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

         SECTION 7.5. ADDITIONAL GRANTORS. Upon the execution and delivery by any other Person of an instrument in the form of ANNEX I hereto, together with a Perfection Certificate, such Person shall become a "Grantor" hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security and Pledge Agreement.

         SECTION 7.6. SECTION CAPTIONS. Section captions used in this Security and Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Security and Pledge Agreement.

         SECTION 7.7. SEVERABILITY. Wherever possible each provision of this Security and Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security and Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security and Pledge Agreement.

         SECTION 7.8. COUNTERPARTS. This Security and Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

         SECTION 7.9. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS SECURITY AND PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE INTERNAL LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AND PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 7.10. FOREIGN PLEDGE AGREEMENTS. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Administrative Agent for its benefit and the ratable benefit of the other Secured

Parties, each Grantor and the Administrative Agent hereby agree that the terms and provisions of this Security and Pledge Agreement in respect of any Collateral subject to the pledge or other lien of a Foreign Pledge Agreement are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Administrative Agent and the other Secured Parties under such Foreign Pledge Agreement and under applicable law to the extent consistent with applicable law; PROVIDED, that, in the event that the terms of this Security and Pledge Agreement conflict or are inconsistent with the applicable Foreign Pledge Agreement or applicable law governing such Foreign Pledge Agreement, the terms of such Foreign Pledge Agreement or such applicable law shall be controlling.

         SECTION 7.11. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AND PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY SECURED PARTY OR ANY GRANTOR RELATING THERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) IN THE COURTS OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED IN NEW YORK COUNTY OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED IN NEW YORK COUNTY OF THE STATE OF NEW YORK, FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO

ITSELF OR ITS PROPERTY, EACH GRANTOR HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AND PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 7.12. WAIVER OF JURY TRIAL. THE SECURED PARTIES AND THE GRANTORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS SECURITY AND PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GRANTORS RELATING THERETO. THE GRANTORS ACKNOWLEDGE AND AGREE THAT EACH SUCH PERSON HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH SUCH PERSON IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT, THIS SECURITY AND PLEDGE AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, each Grantor has caused this Security and Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                  WEEKLY READER CORPORATION


                                  By /s/ Charles Lavrey
                                     ----------------------------------------
                                     Name: Charles Lavrey
                                     Title:



                                  JLC LEARNING CORPORATION


                                  By /s/ Charles Lavrey
                                     ----------------------------------------
                                     Name: Charles Lavrey
                                     Title:



                                  WRC MEDIA INC.


                                  By /s/ Charles Lavrey
                                     ----------------------------------------
                                     Name: Charles Lavrey
                                     Title:




                                  PRIMEDIA REFERENCE INC.


                                  By /s/ Charles Lavrey
                                     ----------------------------------------
                                     Name: Charles Lavrey
                                     Title:



                                   AMERICAN GUIDANCE SERVICE INC.


                                  By /s/ Charles Lavrey
                                     ----------------------------------------
                                     Name: Charles Lavrey
                                     Title:

                                  LIFETIME LEARNING SYSTEMS, INC.


                                  By /s/ Charles Lavrey
                                     ----------------------------------------
                                     Name: Charles Lavrey
                                     Title:



                                  AGS INTERNATIONAL SALES, INC.


                                  By /s/ Charles Lavrey
                                     ----------------------------------------
                                     Name: Charles Lavrey
                                     Title:



                                  FUNK & WAGNALLS YEARBOOK CORPORATION


                                  By /s/ Charles Lavrey
                                     ----------------------------------------
                                     Name: Charles Lavrey
                                     Title:



                                  GARETH STEVENS, INC.


                                  By /s/ Charles Lavrey
                                     ----------------------------------------
                                     Name: Charles Lavrey
                                     Title:



                                  BANK OF AMERICA, N.A., as Administrative Agent


                                  By /s/ Peter Hall
                                     ----------------------------------------
                                     Name: Peter Hall
                                     Title:

                                                                     SCHEDULE I
                                               to Security and Pledge Agreement
                                                               (WRC Media Inc.)

Item A.  INTERCOMPANY NOTES

         None.


Item B.  SECURITIES


                                                       Authorized             Outstanding       % of Shares
Issuer (corporate)                                       Shares                  Shares           Pledged
------------------                                       ------                  ------           -------
Weekly Reader Corporation                              20,000,000              2,830,000           94.9%*
(Voting Common)

Weekly Reader Corporation                              20,000,000              3,000,000            100%
(15% Senior Preferred Stock)

JLC Learning Corporation                                   20,000                 10,000            100%
(Common Stock)

---------------------

  * WRC Media Inc. owns 94.9% of the Voting Common Stock of Weekly Reader Corporation. PRIMEDIA, Inc. owns the remaining 5.1%.

                                                                    SCHEDULE II
                                               to Security and Pledge Agreement
                                                               (WRC Media Inc.)


                              GOVERNMENT CONTRACTS





         None.

                                                                   SCHEDULE III
                                               to Security and Pledge Agreement
                                                               (WRC Media Inc.)



Item A.  PATENTS


         None.


Item B.  PATENT LICENSES

         None.

                                                                    SCHEDULE IV
                                               to Security and Pledge Agreement
                                                               (WRC Media Inc.)




Item A.  TRADEMARKS


         None.


Item B.  TRADEMARK LICENSES


          None.

                                                                     SCHEDULE V
                                               to Security and Pledge Agreement
                                                               (WRC Media Inc.)



Item A.  COPYRIGHTS

           None.



Item B.  COPYRIGHT LICENSES


           None.

                                                                    SCHEDULE VI
                                               to Security and Pledge Agreement
                                                               (WRC Media Inc.)



                        TRADE SECRET OR KNOW-HOW LICENSES



                  None.

                                                                     SCHEDULE I
                                               to Security and Pledge Agreement
                                              (Lifetime Learning Systems, Inc.)

Item A.  INTERCOMPANY NOTES

None.


Item B.  SECURITIES

None.

                                                                    SCHEDULE II
                                               to Security and Pledge Agreement
                                              (Lifetime Learning Systems, Inc.)


                              GOVERNMENT CONTRACTS

None.

                                                                   SCHEDULE III
                                               to Security and Pledge Agreement
                                              (Lifetime Learning Systems, Inc.)



Item A.  PATENTS

None.


Item B.  PATENT LICENSES

None.

                                                                    SCHEDULE IV
                                               to Security and Pledge Agreement
                                              (Lifetime Learning Systems, Inc.)



Item A.  TRADEMARKS


    COUNTRY              MARK              CLASSES    APP. #     APP. DT   REG. #    REG. DT    STATUS
    -------              ----              -------    ------     -------   ------    -------    ------
United States      LIFETIME LEARNING         16      75/168449   9/9/96    2147187   3/31/98  Registered
                   SYSTEMS & DESIGN

Item B.  TRADEMARK LICENSES

None.

                                                                     SCHEDULE V
                                               to Security and Pledge Agreement
                                              (Lifetime Learning Systems, Inc.)



Item A.  COPYRIGHTS

Copyrights which are ordinary course copyrights and which have no individual material value are not listed.


Item B.  COPYRIGHT LICENSES

None.

                                                                    SCHEDULE VI
                                               to Security and Pledge Agreement
                                              (Lifetime Learning Systems, Inc.)



                        TRADE SECRET OR KNOW-HOW LICENSES


None.

                                                                     SCHEDULE I
                                               to Security and Pledge Agreement
                                                         (Gareth Stevens, Inc.)

Item A.  INTERCOMPANY NOTES

None.


Item B.  SECURITIES

None.

                                                                    SCHEDULE II
                                               to Security and Pledge Agreement
                                                         (Gareth Stevens, Inc.)


                              GOVERNMENT CONTRACTS

None.

                                                                   SCHEDULE III
                                               to Security and Pledge Agreement
                                                         (Gareth Stevens, Inc.)



Item A.  PATENTS

None.


Item B.  PATENT LICENSES

None.

                                                                    SCHEDULE IV
                                               to Security and Pledge Agreement
                                                         (Gareth Stevens, Inc.)



Item A.  TRADEMARKS

None.


Item B.  TRADEMARK LICENSES

None.

                                                                     SCHEDULE V
                                               to Security and Pledge Agreement
                                                         (Gareth Stevens, Inc.)



Item A.  COPYRIGHTS

Copyrights which are ordinary course copyrights and which have no individual material value are not listed.



Item B.  COPYRIGHT LICENSES

None.

                                                                    SCHEDULE VI
                                               to Security and Pledge Agreement
                                                         (Gareth Stevens, Inc.)



                        TRADE SECRET OR KNOW-HOW LICENSES


None.

                                                                     SCHEDULE I
                                               to Security and Pledge Agreement
                                                (AGS International Sales, Inc.)

Item A.  INTERCOMPANY NOTES

None.


Item B.  SECURITIES

None.

                                                                    SCHEDULE II
                                               to Security and Pledge Agreement
                                                (AGS International Sales, Inc.)


                              GOVERNMENT CONTRACTS



None.

                                                                   SCHEDULE III
                                               to Security and Pledge Agreement
                                                (AGS International Sales, Inc.)



Item A.  PATENTS

None.


Item B.  PATENT LICENSES

None.

                                                                    SCHEDULE IV
                                               to Security and Pledge Agreement
                                                (AGS International Sales, Inc.)



Item A.  TRADEMARKS

None.


Item B.  TRADEMARK LICENSES

None.

                                                                     SCHEDULE V
                                               to Security and Pledge Agreement
                                                (AGS International Sales, Inc.)



Item A.  COPYRIGHTS


Copyrights which are ordinary course copyrights and which have no individual material value are not listed.


Item B.  COPYRIGHT LICENSES


None.

                                                                    SCHEDULE VI
                                               to Security and Pledge Agreement
                                                (AGS International Sales, Inc.)



                        TRADE SECRET OR KNOW-HOW LICENSES


None.

                                                                     SCHEDULE I
                                               to Security and Pledge Agreement
                                                     (JLC Learning Corporation)

Item A.  INTERCOMPANY NOTES

None.


Item B.  SECURITIES


None.

                                                                    SCHEDULE II
                                               to Security and Pledge Agreement
                                                     (JLC Learning Corporation)


                              GOVERNMENT CONTRACTS


Educational Technology Agreement between JLC Learning Corporation and California State Department of Education on February 10, 1989.

Contractual Agreement between School Board of Dade County, Florida and JLC Learning Corporation of San Diego entered into on December 20, 1990, amended on April 1, 1992, June 29, 1993 and March 11, 1994.

ESOL Curriculum Development Contract between JLC Learning Corporation and the Florida Department of Education dated June 22, 1993.

West Virginia Basic Skills Computer Education Contract #01-A between JLC Learning Corporation and the West Virginia Department of Education on June 14, 1990.

                                                                   SCHEDULE III
                                               to Security and Pledge Agreement
                                                     (JLC Learning Corporation)



Item A.  PATENTS

None.


Item B.  PATENT LICENSES

None.

                                                                    SCHEDULE IV
                                               to Security and Pledge Agreement
                                                     (JLC Learning Corporation)



Item A.  TRADEMARKS


    Australia
      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
Assessment Designer               796210         6/4/99                                            RN 06/04/09     Abandoned
Compass                           710447        6/12/96                                            RN 06/12/06     Pending
Compass Worldware                 761158         5/4/96                                            RN 05/04/06     Pending
Design of Tree                    761668         5/8/99           761668           1/25/99         RN 05/08/09     Registered
JCAT                              761159         5/4/98           761159          12/18/98         RN 05/04/08     Registered
Tomorrow's Promise                752687        1/14/98           752687           8/31/98         RN 01/14/08     Registered
Worldware                         775431       10/13/98           775431           2/12/98         RN 10/13/08     Registered


     Brunei
      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
Assessment Designer               30,031          6/3/99                                                           Pending
Compass                           29,032         2/24/99                                                           Pending
Compass Worldware                 29,205         4/21/98                                                           Pending
Design of Tree                    28,201         4/21/98                                                           Pending
Design of Tree                    29,202         4/21/98                                                           Pending
JCAT                              29,206         4/21/98          24,991           4/21/99         RN 04/21/05     Registered
Tomorrow's Promise                29,031         2/24/98          24,314           2/24/99         RN 02/24/05     Registered
Worldware                         29,894        11/24/98                                                           Pending
Writing Expedition                29,204         4/21/98                                                           Pending
Writing Expedition                29,202         4/21/98                                                           Pending


     Canada
      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
Assessment Designer            1,017,274        5/31/99                                                            Pending
Compass                          977,358         5/6/99                                                            Pending
Compass Worldware                977,187         5/6/98                                                            Pending
Center Software                  567,467         5/6/94                                                            Abandoned
Design of Tree                   877,196         5/6/99                                                            Pending


                                        4



      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
JCAT                             877,239         5/6/99                                                            Pending
Microsystem80                    452,173       11/26/80          291,816            6/8/84         RN 06/09/99     Abandoned
System80                         379,418        10/1/74          209,350          10/10/75         5N 10/10/05     Abandoned
Tomorrow's Promise               877,185         6/5/99                                                            Pending
Worldware                        894,306       10/22/95                                                            Pending
Writing Expedition               977,357         5/6/99                                                            Pending


      China
      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
A+dvantage                      950112050        9/1/95                                                            Abandoned
Worldware
Design of Tree                  950110123        9/1/95                                                            Abandoned
Learning First                  950118235        9/1/95                                                            Abandoned


     France
      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
Center Software                 34-523,327       6/7/94          94529527           6/7/84         RN 06/07/94     Registered


     Hong Kong
      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
A+dvantage                       95 10658        9/23/95        86072/1998          2/2/95         RN 02/01/02     Registered
Worldware
Design of Tree                   95 10667        9/23/95         1296/1997         9/22/95         RN 08/23/02     Registered
Learning First                   92 11502        9/12/99                                           RN 09/13/02     Pending


    Indonesia
      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
A+dvantage                      D96 18772         9/4/96          354704            9/4/95         RN 09/04/05     Registered
Worldware
Assessment Designer             D99-12347        7/13/99                                                           Pending
Compass                          D99-2472        2/17/99                                                           Pending
Compass Worldware               D96 07733        4/27/98                                                           Pending
Design of Tree                  J98 16035         9/7/95           30136            5/5/96         RN 09/07/05     Registered
JCAT                            D99 07734        4/27/98                                                           Pending
Learning First                  D95 15771         9/4/95          260510            9/4/95         RN 02/04/05     Registered
Tomorrow's Promise               D98 2478        2/17/98                                                           Pending

                                        5



      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
Worldware                       D98 15917        11/6/99                                                           Pending
Writing Expedition              D98 07732        4/27/98                                                           Pending
Writing Expedition                2304/98         4/8/95                                                           Pending


     Ireland
      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
Compass                          96/3961         6/12/96          173124           6/12/96         RN 06/12/03     Registered
Compass Worldware                96/2924         7/15/98                                           RN 07/15/05     Pending
Design of Tree                   98/3925         7/15/98                                           RN 07/15/05     Pending
Learning Expedition              96/4375         0712/96          202178           7/12/96         RN 07/12/05     Registered
NCAT                             98/1437         4/15/98                                           RN 04/15/05     Pending
Tomorrow's Promise               97/4604        12/19/97                                           RN 12/19/04     Pending
Worldware                        2179233         10/9/98                                           RN10/03/05      Pending
Writing Expedition               96/4376         7/12/96          202179           7/12/96         RN 07/12/06     Registered


     Japan
      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
Compass                                                                                                            Proposed


    Malaysia
      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
A+dvantage                       9175/95         9/5/95                                            RN 09/05/05     Pending
Worldware
Assessment Designer              99/05346        6/15/99                                           RN 05/19/05     Pending
Compass                          95/06076        7/18/96                                                           Pending
Compass Worldware                99/05613         5/8/99                                           RN 03/00/05     Pending
Design of Tree                   93/09669        5/14/95         05/05668          7/18/96         RN 09/14/03     Registered
JCAT                             95/05611         6/8/98                                           RN 06/08/05     Pending
Learning Expedition              97/16819       11/21/97                                           RN 11/21/04     Pending
Learning First                   95/09638        9/12/96                                           RN 09/13/02     Pending
Tomorrow's Promise               99/00802        1/20/98                                           RN 01/20/06     Pending
Worldware                        98/13772       11/28/98                                           RN11/28/03      Pending
Writing Expedition               98/05612         5/8/98                                           RN 05/08/05     Pending
Writing Expedition               87/16816       11/21/97                                           RN 11/21/04     Pending


    Singapore
      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
A+dvantage                        9443/95         9/4/95                                           RN 09/04/05     Pending
Worldware
Assessment Designer            T99/066379        5/25/99                                           RN 06/25/03     Pending
Compass                           7454/96        7/19/96                                           RN 07/19/06     Pending
Compass Worldware                 3302/96         4/5/98                                           RN 04/06/08     Pending
Design of Tree                    8407/96         9/2/98          8407/95           9/2/95         RN 09/02/08     Registered
JCAT                              3305/96         4/2/98                                           RN 04/09/05     Pending
Learning First                    9934/95        9/12/96                                           RN 09/16/05     Abandoned
Tomorrow's Promise               15161/97       12/12/97                                           RN 12/12/07     Pending
Worldware                        12024/98        12/1/99                                           RN 12/01/09     Pending
Writing Expedition                3303/95         4/9/98                                           RN 04/09/02     Pending


     Taiwan
      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
A+dvantage                       94-44705        8/30/95                                                           Abandoned
Worldware
Design of Tree                   94-47275        9/19/95                                                           Abandoned
Learning First                   94-44009        9/30/95          739935           12/16/96        RN 12/15/05     Registered


 United Kingdom
      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
A+dvantage                       2032589         9/1/95           2032399           9/1/95         RN 09/01/05     Registered
Worldware
Assessment Designer              2199674         6/10/99                                                           Abandoned
Compass                          2103147         6/12/96          2101167          6/12/96         RN 06/12/06     Registered
Compass                          2117672         12/5/96          2117672          12/5/96         RN 12/04/05     Registered
Management System
Compass-Worldware                2172279         7/16/95                                           RN 07/16/09     Pending
Center Software                  1674184         6/6/94                                            RN 06/06/01     Abandoned
Design of Tree                   2031172         5/21/95          2031172          9/21/95         RN 05/21/05     Registered
Learning Expedition              2106235         7/26/96          2106235          7/26/96         RN 07/26/05     Registered
Learning First                   2033465         9/14/95                                           RN 09/14/05     Abandoned
MCAT                             2163913          4/9/96          2163913            4/9/96        RN 04/09/08     Registered
Tomorrow's Promise               2192372        11/26/97          2152272          11/28/97        RN 11/28/07     Registered


                                        7



      Mark                      Serial No.        Date         (R) Number           Date             Other         Status
      ----                      ----------        ----         ----------           ----             -----         ------
Worldware                        2179333         10/9/95          2179333          10/9/95         RN 10/09/06     Registered
Writing Expedition               2106237         7/26/96          2106237          7/26/96         RN 07/26/06     Registered


  United States
      Mark                      Serial No.        Date          (R) Number          Date             Other         Status
      ----                      ----------        ----          ----------          ----             -----         ------
A Renaissance in                74/255,759       3/16/92         1,743,676        12/29/92         AU 12/29/92     Transfer
Learning
A World of Habitats             74/231,724      12/18/81                                                           Abandoned
A+dvantage                      74/541,327        3/2/95         1,084,423         7/19/97         AU 07/29/03     Registered
Worldware
Actionmate (Stylized)           74/641,332        3/2/95         2,014,451         11/5/96         AU11/5/02       Registered
Assessment Designer             76/633,157        2/2/99                                                           Pending
Assessment Examiner             75/723,609        6/7/99                                                           Pending
Brick by Brick                  72/567,330       11/7/95         1,411,115         9/30/95         RN 09/30/05     Registered
Classroom Essentials            79/452,678       3/31/98         2,240,746         4/20/99         AU4/20/05       Registered
Compass                         74/429,993       9/24/93         2,053,034         4/15/97         AU 4/15/02      Registered
Compass Virtual                 75/668,976       3/26/99                                                           Pending
Classroom
Compass Worldware               78/173,299       9/27/96         2,229,394          3/2/99         AU 3/2/05       Registered
Conter                          74/467,978      12/10/93                                                           Abandoned
Conter                          74/465,452       12/7/93                                                           Abandoned
Conter Software                 74/467,014       12/9/93                                                           Abandoned
Conter Software                 74/456,453       12/7/93                                                           Abandoned
Cuentos de Coqui                74/592,363      10/31/94         1,925,500         10/3/95         AU 10/03/01     Registered
(stylized)
Design of Toy with              73/563,225      10/15/85         1,396,585         5/10/96         RN 6/10/95      Registered
Wagon
Design of Children              72/749,425       8/26/89         1,536,875         4/25/89         RN 04/25/05     Abandoned
Holding Hands
Design of Reading               74/581,992       5/30/95                                                           Abandoned
Frog
Design of Tree                  73/819,707       5/17/99         1,712,302          3/1/92         RN 9/1/02       Registered
DiscoverySearch                 74/171,456       3/31/91                                                           Abandoned
Dragon Tales                    74/709,330       7/31/95         2,054,029         4/22/97         AU 4/22/03      Registered
First Connections               74/395,268        6/1/93         1,860,722         11/1/94         AU 11/1/00      Registered
First Connections               74/203,218       10/3/91                                                           Abandoned


                                       8



      Mark                      Serial No.        Date          (R) Number          Date             Other         Status
      ----                      ----------        ----          ----------          ----             -----         ------
Frequent Learner                75/295,449       5/31/97                                                           Abandoned
Miles
Hartley and Design              74/257,129       3/12/92         1,755,662         4/20/93        RN 4/20/03       Registered
Idea Shaper                     74/707,944       7/31/95         2,106,204        10/21/97        AU 10/21/03      Registered
IL Design                       73/526,796       3/25/95         1,355,833         11/5/95        RN 11/5/05       Registered
Interpretools                   75/180,100      10/11/96         2,202,904        10/20/96        AU 10/20/04      Registered
JCAT                            74/709,041       7/31/95         2,050,312          4/6/97        AU 04/03/02      Registered
JLC Financial                   74/042,225       3/26/90         1,026,458         2/26/91        RN 2/26/01       Transfer
Job Task Link                   74/266,366                                                                         Abandoned
Jostene learning                73/519,706       8/17/89         1,627,650        12/11/95        RN 12/11/00      Transfer
Corporation
Jostene Learning                74/552,366      10/31/94         3,029,506         1/14/97        AU 1/14/03       Registered
Litenet
Learning First                  74/706,275       7/31/95                                                           Abandoned
Meta4                           74/378,430       4/13/93                                                           Abandoned
Next Level                      75/291,081       5/12/97                                                           Abandoned
Number Workshop                 74/769,293        5/1/95         2,025,755         1/14/97        AU 1/14/03       Registered
OneNet                          74/653,702       3/30/95         1,956,175         2/13/96        AU 2/13/02       Registered
Out-Of-The-Box                  75/179,213       5/27/96                                                           Abandoned
Partnerships,                   74/252,257        3/5/92         1,729,965         11/3/93        AU 11/03/05      Abandoned
Resources, Results
Play and Say                    74/264,189        4/3/92                                                           Abandoned
Prescription Learning           73/742,432       8/26/98         1,536,877         4/25/99        RN 4/25/09       Abandoned
Quest                           74/362,001       2/25/93                                                           Abandoned
Shape Studio                    74/709,276        8/1/95         1,987,165         7/16/96        AU 7/15/03       Registered
Storybook Maker                 74/705,283        9/1/95         2,108,135        10/28/97        AU 10/28/02      Registered
System90                        73/350,213        3/3/70           918,463         8/17/71        RN 8/17/01       Registered
Take Home                       76/568,977       3/16/99                                                           Pending
Connection
Teacher to teacher              74/644,326       3/10/95         1,930,919          8/5/95        AU 8/5/02        Registered
Connection
Teacher to Teacher              74/266,267       4/16/92                                                           Abandoned
Connection
Teachnet (stylized)             75/159,918       9/23/94                                                           Pending
THC                             74/025,545       2/14/90         1,633,030         1/29/91        RN 1/19/01       Registered
The Hub                         74/311,945        9/4/92                                                           Abandoned

                                        9



      Mark                      Serial No.        Date          (R) Number          Date             Other         Status
      ----                      ----------        ----          ----------          ----             -----         ------
Time for Rhyme                  74/264,160        4/5/92                                                           Abandoned
Tomorrow's Promise              75/236,256        2/5/97         2,219,515         1/19/97         AU 1/19/05      Registered
Ufonic                          73/453,455       1/21/94         1,332,979         4/30/95         RN 4/30/05      Registered
Word Time                       74/364,138        4/9/93                                                           Abandoned
Words on Wings                  74/709,329       7/31/95         3,042,902         3/11/97         AU 3/11/03      Registered
WorldWare                       75/526,634       7/30/99                                                           Pending
WorldWare                       75/526,634       7/28/99                                                           Pending
Zevite Time                     74/709,331       7/31/95         2,042,802         3/11/97         AU 03/11/03     Registered

                                                                     SCHEDULE V
                                               to Security and Pledge Agreement
                                                     (JLC Learning Corporation)





                                   COPYRIGHTS

  All copyrights for JLC Learning Corporation are filed in the United States.


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PRODUCT NAME                                                              DATE FILED/ISSUED          COPYRIGHT NUMBER
------------                                                              -----------------          ----------------
Advantage Mgmt Sys. 1.1                                                   March 23, 1998             TX-4-620-089
Advantage Mgmt. Sys. 1.2                                                  March 23, 1998             TX-4-620-087
Advantage Mgmt. Sys. 2.0                                                  March 20, 1998             TX-4-613-682
Advantage Mgmt. Sys. 2.1                                                  March 20, 1998             TX-4-613-679
AIMS 2.2.4 Adv. Instruc. Mgmt. Sys.                                       March 20, 1998             TX-4-613-680
Compass 2.2 for Windows/MacIntosh                                         March 23, 1998             TX-4-620-090
Compass 2.2 for ILA                                                       April 7, 1998              TX-4-634-221
Compass 2.3 for Windows/MacIntosh                                         March 23, 1998             TX-620-094
Compass 3.0 for Windows/MacIntosh                                         March 20, 1998             TX-4-613-681
LMS 3.15                                                                  April 7, 1998              TX-4-634-220
Peer to Peer Install Compass/Tomorrow's Promise 3.1                       September 30, 1998         TX-4-626-266
Personal Compass 1.0 for Windows/ MacIntosh                               March 23, 1998             TX-4-620-099
Worldware 2.0                                                             March 27, 1998             TX-4-623-250
Worldware 2.01                                                            March 20, 1998             TX-4-620-084
RIMS I                                                                    April 7, 1998              TX-4-634-224
RIMS II 1.72 for MAC                                                      March 27, 1998             TX-4-623-266
Jostens Comprehensive Assessment Tests/Compass                            March 23, 1998             TX-4-620-091
Jostens Comprehensive Assessment Tests/Advantage                          March 23, 1998             TX-4-620-088
Learning Expedition Language Arts                                         March 27, 1998             TX-4-623-253
Learning Expedition Mathematics Level 1-3                                 March 27, 1998             TX-4-623-256
Learning Expedition Mathematics Leval 4-8                                 March 27, 1998             TX-4-623-248
Learning Expedition Math Higher Level Activities                          March 27, 1998             TX-4-623-252
Learning Expedition Reading Levels 1-3                                    March 27, 1998             TX-4-623-255
Learning Expedition Reading Levels 4-8                                    March 27, 1998             TX-4-623-247
Learning Expedition Written Expression                                    March 27, 1998             TX-4-623-251
Learning First Elementary Mathematics                                     March 23, 1998             TX-4-620-095
Learning First Skills and Employability Skills                            March 23, 1998             TX-4-620-102
Learning First Foundations in Mathematics                                 March 27, 1998             TX-4-623-259
Learning First Middle School Mathematics                                  March 27, 1998             TX-4-623-258
Learning First Foundations in Reading                                     March 27, 1998             TX-4-623-260
Learning First New Edition: Elementary Mathematics                        March 23, 1998             TX-4-620-103
Learning First New Edition: Elementary Reading                            March 23, 1998             TX-4-623-106
Integrated Language Arts - Primary Level                                  March 25, 1998             TX-4-623-208
Tomorrow's Promise Biology                                                March 23, 1998             TX-4-620-092
Tomorrow's Promise Chemistry                                              March 23, 1998             TX-4-620-096
Tomorrow's Promise Earth Science                                          March 23, 1998             TX-4-620-097
Tomorrow's Promise Language Arts Level 3                                  March 20, 1998             TX-4-613-670
Tomorrow's Promise Language Arts Level 4                                  March 20, 1998             TX-4-613-672
Tomorrow's Promise Language Arts Level 5                                  March 20, 1998             TX-4-613-676
Tomorrow's Promise Language Arts Level 6                                  March 20, 1998             TX-4-613-674
Tomorrow's Promise Language Arts Level 7                                  March 20, 1998             TX-4-613-671
Tomorrow's Promise Language Arts Level 8                                  March 20, 1998             TX-4-613-677
Tomorrow's Promise Language Arts Essay Levels 6-8                         March 27, 1998             TX-4-623-246
Tomorrow's Promise Mathematics Level K                                    March 20, 1998             TX-4-613-675
Tomorrow's Promise Mathematics Level 1                                    March 20, 1998             TX-4-613-687
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                                       11



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PRODUCT NAME                                                              DATE FILED/ISSUED          COPYRIGHT NUMBER
------------                                                              -----------------          ----------------
Tomorrow's Promise Mathematics Level 2                                    March 20, 1998             TX-4-613-690
Tomorrow's Promise Mathematics Level 3                                    March 20, 1998             TX-4-613-685
Tomorrow's Promise Mathematics Level 4                                    March 20, 1998             TX-4-613-688
Tomorrow's Promise Mathematics Level 5                                    March 20, 1998             TX-4-613-686
Tomorrow's Promise Mathematics Level 6                                    March 20, 1998             TX-4-613-683
Tomorrow's Promise Mathematics Level 7                                    March 20, 1998             TX-4-613-693
Tomorrow's Promise Mathematics Level 8                                    March 20, 1998             TX-4-613-689
Tomorrow's Promise Physical Science                                       March 23, 1998             TX-4-620-093
Tomorrow's Promise Problem Solving Strategies 6-8                         March 27, 1998             TX-4-623-245
Tomorrow's Promise Reading Level K                                        March 20, 1998             TX-4-613-697
Tomorrow's Promise Reading Level 1                                        March 20, 1998             TX-4-613-684
Tomorrow's Promise Reading Level 2                                        March 20, 1998             TX-4-613-673
Tomorrow's Promise Reading Level 3                                        March 20, 1998             TX-4-613-696
Tomorrow's Promise Reading Level 4                                        March 20, 1998             TX-4-613-691
Tomorrow's Promise Reading Level 5                                        March 20, 1998             TX-4-613-695
Tomorrow's Promise Reading Level 6                                        March 20, 1998             TX-4-613-692
Tomorrow's Promise Reading Level 7                                        March 20, 1998             TX-4-613-698
Tomorrow's Promise Reading Level 8                                        March 20, 1998             TX-4-613-694
Tomorrow's Promise Spelling Level 1                                       March 23, 1998             TX-4-620-098
Tomorrow's Promise Spelling Level 2                                       March 20, 1998             TX-4-613-678
Action Math                                                               March 27, 1998             TX-4-623-265
Community Exploration                                                     April 7, 1998              TX-4-634-223
English Language Development - Primary                                    March 25, 1998             TX-4-623-213
Steps to English Language Development - Beginner Level                    March 25, 1998             TX-4-623-215
Steps to English Language Development -                                   March 25, 1998             TX-4-623-214
Intermediate/Advanced
Explorations in Science, Earth, Physical, Biology                         March 27, 1998             TX-4-623-267
Friday Afternoon                                                          April 7, 1998              TX-4-634-222
Learning With Literature                                                  March 23, 1998             TX-4-620-101
Literature Based Mathematics                                              March 27, 1998             TX-4-623-257
Middle School Mathematics                                                 March 23, 1998             TX-4-620-100
Reading Skills Collection Reading All Around You                          April 7, 1998              TX-4-634-226
Reading Skills Collection Read to Imagine                                 April 7, 1998              TX-4-634-227
Reading Skills Collection Reading for Meaning                             April 7, 1998              TX-4-634-228
Reading Skills Collection Read to Think                                   April 7, 1998              TX-4-634-229
Spanish Language Arts                                                     March 27, 1998             TX-4-623-264
Stems                                                                     April 7, 1998              TX-4-634-225
Tapestry                                                                  March 27, 1998             TX-4-623-244
Writing Expedition 1.1 for Mac/Windows                                    March 20, 1998             TX-4-613-669
8th Grade Math Course Outline                                             March 27, 1998             TX-1-912-790
Grade 8 Math Support Materials                                            March 27, 1998             TX-1-920-115
8th Grade Math Teaching Aide                                              March 27, 1998             TX-1-920-450
Integrated Classroom Learning System
Mathematics Documentation                                                 March 27, 1998             TX-1-922-225
Spanish I Teachers' Guide                                                 March 27, 1998             TX-2-680-774
Spanish I: Course Outline, Answer Keys, Worksheets, Tests                 March 27, 1998             TX-2-686-570
ICLS: Spanish Courseware Sample                                           March 27, 1998             TX-2-723-547
Language Arts 3: Teachers' Guide                                          March 27, 1998             TX-2-671-312
Language Arts 3 Course Outline, Answer Keys, Worksheets,                  March 27, 1998             TX-2-671-313
Tests
Calculus: Teachers' Guide                                                 March 27, 1998             TX-2-125-878
Calculus: Course Outline, Answers Keys, Worksheets, Tests                 March 27, 1998             TX-2-125-879
Calculus: I C L S courseware sample                                       March 27, 1998             TX-2-172-445
Algebra I: Teachers' Guide                                                March 27, 1998             TX-2-178-697
Algebra I: Support materials sample                                       March 27, 1998             TX-2-178-698
Algebra I: Integrated classroom learning system: course                   March 27, 1998             TX-2-179-056
outline, answer keys, worksheets, tests
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                                       12



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PRODUCT NAME                                                              DATE FILED/ISSUED          COPYRIGHT NUMBER
------------                                                              -----------------          ----------------
Integrated Classroom Learning System: Mathematics: Grade 7:               March 27, 1998             TX-2-289-047
Support materials sample
Integrated Classroom Learning System: Trig/Analysis:                      March 27, 1998             TX-2-289-047
Teachers' Guide
Integrated Classroom Learning System: Trig/Analysis: Course               March 27, 1998             TX-2-289-049
outline, answer keys, worksheets, tests
Integrated Classroom Learning System: Mathematics: Grade 7:               March 27, 1998             TX-2-289-050
course outline, answers keys, worksheets, tests
Integrated Classroom Learning System: Mathematics: Grade 7:               March 27, 1998             TX-2-289-051
Teachers' Guide
Geometry: course outline, answer keys worksheets, tests                   March 27, 1998             TX-2-311-453
Geometry: Teachers' Guide                                                 March 27, 1998             TX-2-311-454
Integrated Classroom Learning System: Algebra II, Teachers'               March 27, 1998             TX-2-326-534
Guide
Trigonometry/math analysis: support material's sample                     March 27, 1998             TX-2-326-535
Algebra II: support material sample                                       March 27, 1998             TX-2-345-457
Algebra II: course outline, answer keys, worksheets, tests                March 27, 1998             TX-2-351-931
Geometry: support material sample                                         March 27, 1998             TX-2-400-824
ICLS courseware sample: Language Arts 6                                   March 27, 1998             TX-2-582-332
Integrated Classroom Learning System, Language Arts 6:                    March 27, 1998             TX-2-582-333
course outline, answer keys, worksheets, tests
ICLS courseware sample: Language Arts                                     March 27, 1998             TX-2-582-334
Integrated Classroom Learning Systemk Language Arts 5:                    March 27, 1998             TX-2-582-335
course outline, answer keys, worksheets, test
Integrated Classroom Learning System: Language Arts 5:                    March 27, 1998             TX-2-582-336
Teachers' Guide
Integrated Classroom Learning System: Language Arts 6:                    March 27, 1998             TX-2-582-337
Teachers' Guide
Language Arts 4: Teachers' Guide                                          March 27, 1998             TX-2-582-936
Language Arts 4: course outline, answer keys, worksheets tests            March 27, 1998             TX-2-582-937
ICLS courseware sample                                                    March 27, 1998             TX-2-584-925
ICLS courseware sample                                                    March 27, 1998             TX-2-584-928
Secondary Language Arts: course outline, answer keys,                     March 27, 1998             TX-2-593-770
worksheets, tests
Math - Level 5: Teachers' Guide                                           March 27, 1998             TX-2-671-309
German 1: Teachers' Guide                                                 March 27, 1998             TX-2-671-310
Physics: course outline, answer keys, worksheets, tests                   March 27, 1998             TX 2-671-315
ICLS courseware sample: 6th Grade Math                                    March 27, 1998             TX-2-672-548
Physics: Teachers' Guide                                                  March 27, 1998             TX-2-672-549
German                                                                    March 27, 1998             TX-2-672-555
Physics                                                                   March 27, 1998             TX-2-672-556
Math, Level 5                                                             March 27, 1998             TX-2-672-557
ICLS courseware sample: 4th Grade Math                                    March 27, 1998             TX-2-678-479
Math - Level 6: Teachers' Guide                                           March 27, 1998             TX-2-680-775
German 1: course outline, answer keys, worksheets, tests                  March 27, 1998             TX-2-686-566
ICLS courseware sample: 5th Grade Math                                    March 27, 1998             TX-2-686-567
Math - Level 6: course outline, answer keys, worksheets, tests            March 27, 1998             TX-2-686-568
Math - Level 4: course outline, answer keys, worksheets, tests            March 27, 1998             TX-2-686-569
Mathematics: Grade 4: Teachers' Guide                                     March 27, 1998             TX-2-686-571
ICLS Spanish 1: courseware sample                                         March 27, 1998             TX-2-723-547
ICLS courseware sample: Language Arts 3 Ideal Learning: a                 March 27, 1998             TX-2-455-456
preschool curriculum for home use/created by Brett W. Rogers
--------------------------------------------------------------------------------------------------------------------------------

                       Copyrights transferred from Hartley


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PRODUCT NAME                                                             DATE FILED/ISSUED           COPYRIGHT NUMBER
------------                                                             -----------------           ----------------
Homonyms                                                                 September 14, 1998          TX-1-919-673
Antonyms/Synonyms                                                        September 14, 1998          TX-1-923-273
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                                       13

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PRODUCT NAME                                                             DATE FILED/ISSUED           COPYRIGHT NUMBER
------------                                                             -----------------           ----------------
Consonants                                                               September 14, 1998          TX-1-923-274
Vowels Tutorial                                                          September 14, 1998          TX-1-923-582
Number Words Level 2                                                     September 14, 1998          TX-1-925-907
Create Your Own - Vocabulary French                                      September 14, 1998          TX-1-926-180
Adjectives                                                               September 14, 1998          TX-1-926-189
Student Word Study                                                       September 14, 1998          TX-1-926-372
Super Wordfind                                                           September 14, 1998          TX-1-926-444
Create Intermediate                                                      September 14, 1998          TX-1-926-933
Create Vocabulary                                                        September 14, 1998          TX-1-926-934
Create Your Own - Vocabulary Spanish                                     September 14, 1998          TX-1-927-484
Print Your Own - Bingo                                                   September 14, 1998          TX-1-928-566
Vocabulary Controlled                                                    September 14, 1998          TX-1-928-661
Presidents Physical Fitness                                              September 14, 1998          TX-1-928-664
Letter Recognition                                                       September 14, 1998          TX-1-928-811
Create Your Own - Elementary                                             September 14, 1998          TX-1-929-475
Parent Reporting                                                         September 14, 1998          TX-1-929-605
Fact Sheets                                                              September 14, 1998          TX-1-931-540
Word - a - Tech                                                          September 14, 1998          TX-1-940-789
Create Your Own - CCD Lessons                                            September 14, 1998          TX-1-956-151
Metric Skills I & II                                                     September 14, 1998          TX-1-951-715
Adverbs                                                                  September 14, 1998          TX-1-965-834
Wordsearch                                                               September 14, 1998          TX-1-965-935
The Medalist Series: Continents                                          September 14, 1998          TX-2-012-225
Vowels                                                                   September 14, 1998          TX-2-013-525
Prescriptive Math Drill                                                  September 14, 1998          TX-2-023-375
Analogies Tutorial I and II                                              September 14, 1998          TX-2-025-231
Chariots, Cougars, and Kings                                             September 14, 1998          TX-2-025-232
Kittens, Kids and a Frog                                                 September 14, 1998          TX-2-025-233
Scuffy and Friends                                                       September 14, 1998          TX-2-025-234
The Medalist Series: Presidents                                          September 14, 1998          TX-2-025-245
Analogies Advanced I and II                                              September 14, 1998          TX-2-026-237
The Medalist Series: Women in History                                    September 14, 1998          TX-2-026-763
Famous Scientists                                                        September 14, 1998          TX-2-026-764
Number Words Level 1                                                     September 14, 1998          TX-2-026-823
Create You Own - Spell It                                                September 14, 1998          TX-2-027-287
Perplexing Puzzles                                                       September 14, 1998          TX-2-027-420
Temperature Experiments                                                  September 14, 1998          TX-2-029-315
Create Your Own - Medalists                                              September 14, 1998          TX-2-029-641
Chemical Elements                                                        September 14, 1998          TX-2-029-797
The Medalist Series: States                                              September 14, 1998          TX-2-029-798
Integers/Equations I & II                                                September 14, 1998          TX-2-030-245
Match Espanol                                                            September 14, 1998          TX-2-030-375
Reading For Meaning Level 1 Fairy Tales and Rhymes                       September 14, 1998          TX-2-030-397
Compound Words and Contractions                                          September 14, 1998          TX-2-030-398
Early Skills                                                             September 14, 1998          TX-2-030-399
Expanded Notation                                                        September 14, 1998          TX-2-031-150
Expanded Notation                                                        September 14, 1998          TX-2-031-151
Fact or Opinion                                                          September 14, 1998          TX-2-031-425
Cause and Effect                                                         September 14, 1998          TX-2-031-444
Match Francais                                                           September 14, 1998          TX-2-031-613
Figurative Language I and II                                             September 14, 1998          TX-2-031-654
The Medalist Series: Black Americans                                     September 14, 1998          TX-2-033-164
Binary Math                                                              September 14, 1998          TX-2-038-700
Create Your Own - Lessons                                                September 14, 1998          TX-2-038-794
What's First? What's Next?                                               September 14, 1998          TX-2-057-107
Sense or Nonsense                                                        September 14, 1998          TX-2-057-108
Little Riddles                                                           September 14, 1998          TX-2-057-109
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                                       14

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

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PRODUCT NAME                                                             DATE FILED/ISSUED           COPYRIGHT NUMBER
------------                                                             -----------------           ----------------
Word Families II                                                         September 14, 1998          TX-2-057-110
U.S. History                                                             September 14, 1998          TX-2-057-111
Harper and Sellers - A Guide to the Classics: Macbeth                    September 14, 1998          TX-2-080-883
Harper and Sellers - A Guide to the Classics: The Adventures             September 14, 1998          TX-2-081-007
of Huckleberry Finn
Reading For Meaning Level 2: Fairy Tales and Rhymes                      September 14, 1998          TX-2-159-771
Double 'N' Trouble                                                       September 14, 1998          TX-2-180-698
Word Ladders                                                             September 14, 1998          TX-2-212-911
Capitalization Practice and Test                                         September 14, 1998          TX-2-219-871
Print Your Own Bingo Plus                                                September 14, 1998          TX-2-240-339
Create Your Own Lessons Advanced                                         September 14, 1998          TX-2-242-832
Shakespeare                                                              September 14, 1998          TX-2-243-374
Opposites                                                                September 14, 1998          TX-2-247-992
Milt's Math Drills                                                       September 14, 1998          TX-2-249-310
Drawing Conclusions and Problem Solving                                  September 14, 1998          TX-2-258-394
Verb Usage III                                                           September 14, 1998          TX-2-279-559
Verb Usage I                                                             September 14, 1998          TX-2-315-676
Brick by Brick Level 1 Building Usage Skills                             September 14, 1998          TX-2-369-842
Brick by Brick Level 2 Building Usage Skills                             September 14, 1998          TX-2-370-451
Brick by Brick Level 1 Building Comprehension                            September 14, 1998          TX-2-373-860
Brick by Brick Level 4 Building Usage Skills                             September 14, 1998          TX-2-375-505
Brick by Brick Level 2 Building Vocabulary                               September 14, 1998          TX-2-378-720
Brick by Brick Level 4 Building Comprehension                            September 14, 1998          TX-2-384-016
Vocabulary Dolch                                                         September 14, 1998          TX-2-398-411
Brick by Brick Level 5 Building Comprehension                            September 14, 1998          TX-2-400-368
---------------------------------------------------------------------------------------------------------------------

                     Copyrights being transferred from Ideal


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PRODUCT NAME                                                     DATE FILED/ISSUED                   COPYRIGHT NUMBER
------------                                                     -----------------                   ----------------
Calculus: Teacher's Guide                                        Transfer Application Pending        TX-2-125-878
                                                                 as of June 18, 1998
Calculus: Outline, Answer Keys, Worksheets, Tests                Transfer Application Pending        TX-2-125-879
                                                                 as of June 18, 1998
Calculus: Support Materials Sample                               Transfer Application Pending        TX-2-172-445
                                                                 as of June 18, 1998
Algebra I: Teacher's Guide                                       Transfer Application Pending        TX-2-178-697
                                                                 as of June 18, 1998
Algebra I: Support Materials Sample                              Transfer Application Pending        TX-2-178-698
                                                                 as of June 18, 1998
Algebra I: Outline, Answer Keys, Worksheets, Tests               Transfer Application Pending        TX-2-179-056
                                                                 as of June 18, 1998
Mathematics Grade 7: Support Materials Sample                    Transfer Application Pending        TX-2-289-047
                                                                 as of June 18, 1998
Trigonometry/Math Analysis: Teacher's Guide                      Transfer Application Pending        TX-2-289-048
                                                                 as of June 18, 1998
Trigonometry/Math Analysis: Outline, Answer Keys,                Transfer Application Pending        TX-2-289-049
Worksheets, Tests                                                as of June 18, 1998
Mathematics Grade 7: Outline, Answer Keys,                       Transfer Application Pending        TX-2-289-050
Worksheets, Tests                                                as of June 18, 1998
Mathematics Grade 7: Teacher's Guide                             Transfer Application Pending        TX-2-289-051
                                                                 as of June 18, 1998
Geometry: Course Outline, Answer Keys,,                          Transfer Application Pending        TX-2-311-453
Worksheets, Tests                                                as of June 18, 1998
Geometry: Teacher's Guide                                        Transfer Application Pending        TX-2-311-454
                                                                 as of June 18, 1998
Algebra II: Teacher's Guide                                      Transfer Application Pending        TX-2-326-534
                                                                 as of June 18, 1998
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

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PRODUCT NAME                                                     DATE FILED/ISSUED                   COPYRIGHT NUMBER
------------                                                     -----------------                   ----------------
Trigonometry/Math Analysis: Support Materials                    Transfer Application Pending        TX-2-326-535
Sample                                                           as of June 18, 1998
Algebra II: Support Materials Sample                             Transfer Application Pending        TX-2-345-457
                                                                 as of June 18, 1998
Algebra II: Outline, Answer Keys, Worksheets, Tests              Transfer Application Pending        TX-2-351-931
                                                                 as of June 18, 1998
Geometry: Support Materials Sample                               Transfer Application Pending        TX-2-400-824
                                                                 as of June 18, 1998
ICLS Courseware Sample Language Arts 6                           Transfer Application Pending        TX-2-582-332
                                                                 as of June 18, 1998
Language Arts 6 Course Outline, Answer Keys,                     Transfer Application Pending        TX-2-582-333
Worksheets, Tests                                                as of June 18, 1998
ICLS Courseware Sample: Language Arts 5                          Transfer Application Pending        TX-2-582-334
                                                                 as of June 18, 1998
ICLS Courseware Sample: Language Arts 5                          Transfer Application Pending        TX-2-582-334
                                                                 as of June 18, 1998
Language Arts 5: Course Outline, Answer Keys,                    Transfer Application Pending        TX-2-582-335
Worksheets, Tests                                                as of June 18, 1998
Language Arts 5: Teacher's Guide                                 Transfer Application Pending        TX-2-582-336
                                                                 as of June 18, 1998
Language Arts 6: Teacher's Guide                                 Transfer Application Pending        TX-2-582-337
                                                                 as of June 18, 1998
Language Arts 4: Teacher's Guide                                 Transfer Application Pending        TX-2-582-936
                                                                 as of June 18, 1998
Language Arts 4: Course Outline, Answer Keys,                    Transfer Application Pending        TX-2-582-937
Worksheets, Tests                                                as of June 18, 1998
ICLS Courseware Sample: Secondary Language Arts                  Transfer Application Pending        TX-2-584-925
                                                                 as of June 18, 1998
ICLS Courseware Sample: Language Arts 4                          Transfer Application Pending        TX-2-593-770
                                                                 as of June 18, 1998
Secondary Language Arts: Course Outline, Answer                  Transfer Application Pending        TX-2-686-566
Keys, Worksheets, Tests                                          as of June 18, 1998
Math - Level 5: Teacher's Guide                                  Transfer Application Pending        TX-2-671-309
                                                                 as of June 18, 1998
German I: Teacher's Guide                                        Transfer Application Pending        TX-2-671-310
                                                                 as of June 18, 1998
Physics: Course Outlines, Answer Keys, Worksheets,               Transfer Application Pending        TX-2-671-315
Tests                                                            as of June 18, 1998
ICLS Courseware Sample: 6th Grade Math                           Transfer Application Pending        TX-2-672-548
                                                                 as of June 18, 1998
Physics: Teacher's Guide                                         Transfer Application Pending        TX-2-672-549
                                                                 as of June 18, 1998
ICLS Courseware Sample: German                                   Transfer Application Pending        TX-2-672-555
                                                                 as of June 18, 1998
ICLS Courseware Sample: Physics                                  Transfer Application Pending        TX-2-672-556
                                                                 as of June 18, 1998
Math - Level 5: Course Outline, Answer Keys,                     Transfer Application Pending        TX-2-672-557
Worksheets, Tests                                                as of June 18, 1998
ICLS Courseware Sample: 4th Grade Math                           Transfer Application Pending        TX-2-678-479
                                                                 as of June 18, 1998
Math - Level 6: Teacher's Guide                                  Transfer Application Pending        TX-2-680-775
                                                                 as of June 18, 1998
German I: Course Outline, Answer Keys, Worksheets,               Transfer Application Pending        TX-2-686-566
Tests                                                            as of June 18, 1998
ICLS Courseware Sample: 5th Grade Math                           Transfer Application Pending        TX-2-686-567
                                                                 as of June 18, 1998
Math - Level 6: Course Outline, Answer Keys,                     Transfer Application Pending        TX-2-686-568
Worksheets, Tests                                                as of June 18, 1998
---------------------------------------------------------------------------------------------------------------------

                                       16



---------------------------------------------------------------------------------------------------------------------
PRODUCT NAME                                                     DATE FILED/ISSUED                   COPYRIGHT NUMBER
------------                                                     -----------------                   ----------------
Math - Level 4: Course Outline, Answer Keys,                     Transfer Application Pending        TX-2-686-569
Worksheets, Tests                                                as of June 18, 1998
Mathematics Grade 4: Teacher's Guide                             Transfer Application Pending        TX-2-686-571
                                                                 as of June 18, 1998
ICLS Courseware Sample: Language Arts 3                          Transfer Application Pending        TX-2-739-191
                                                                 as of June 18, 1998
---------------------------------------------------------------------------------------------------------------------

                               LICENSE AGREEMENTS



------------------------------------------------------------------------------------------------------------------------------
                                                                                               IP OWNED
                                                                                                  BY
COMPANY             CONTRACT TYPE        PRODUCT LICENSED           JLC PRODUCT                COMPANY         ROYALTY
------------------------------------------------------------------------------------------------------------------------------
Academic            Distribution         Algebra - intro,           Interactive                  Yes        40% of gross sales
Systems                                  intermed, coll             Mathematics
                                         Interactive Math           PreAlgebra 1&2
                                                                    Algebra 1&2
Academic            Distribution         RIMS, JLC notebook in      Notebook                     Yes        N/A
Systems                                  ASC Mediated Learning
                                         System
Bank Street         License              Wordbench                  Wordbench                    Yes        .05% per product
College of Ed.                                                      Secondary Learner

BBN                 Development          Algebra product            Algebra Wordbench            JLC        15% of net
CA DOE              License              Phys.Sci                   Mid Scl Sci                  JLC        10% per product
Comptons            Development          Multi-media                Tom.'s Promise               Yes        Version 1-3 20% Version
                                         encyclopedia               Elementary Learner                      4.25%
Dade County         Development                                     ELD                          JLC        8% to state of FL 2% to
                                                                                                            Dade

Edunetics           License              Rediscover Science         Mid Sch Sci                  Yes        40% of gross
First Byte          License              Voice or speech            Assorted Project             Yes        $60/network $25/lad
                                         property
FL DOE                                   ESOL curriculum for        T.E.A.C.H.                   Yes        15% of net
                                         teacher training

Learning            License              CWP Center, Writing        Tomorrow's                   Yes        Standalone $45/copy
Company                                  Center, Student Writing    Promise                                 networked $899/copy
                                         Center
Lernout &           License              Spell checker grammar      Writing Expedition           Yes        Writing Exped.
Haupsie                                  Checker                    Steps to ELD                            3.5%/ copy ($3.35/copy
                                         Thesaurus                  Elem/Mid Learner                        min.) 2.5%/copy
                                         Grammar checker            Elem/Mid Learner                        ($10/copy min.)
                                         thesaurus
Proximity           Tool license         Linguistic technology      Elem Lrnr Steps              Yes        Qty/Spell/Dictionary
                                                                                                            1-8:  $25/$30.00
                                                                                                            9-12:  $33/$39.60
                                                                                                            13-16: $41/$49.20
                                                                                                            17-20: $49/$58.80
                                                                                                            21-24:   $57/$68.40
                                                                                                            25-32:  $73/$87.60
                                                                                                            33-40:  $81/$97.00
                                                                                                            41+:  $89/106.80
Sensei              License              Algebra, intro to          Secondary Learner            Yes        15% of sales receipts
Software                                 Algebra
Sensei              License              Geometry, intro to         Secondary Learner            Yes        15% of sales receipts
Software                                 Geometry
Western/            License              GBE, stories, dictionary   GBE, ILA Story               Yes        greater of 12.25% of net
GBFE                                                                Books, Story Book                       billings of 70% of JLC
                                                                    Maker, Story Book                       price for GBE 4% of net
                                                                    Maker Deluxe-                           for SBD
                                                                    (SBD)
------------------------------------------------------------------------------------------------------------------------------

          This chart includes all license agreements granting to JLC any material right to use intellectual property, but does not include (w) development tools software under pre-paid license agreements, (x) office automation software used generally in the operations of JLC and
          (y) other software not used in the design, development, maintenance and support, testing, assembly and manufacture of the products of JLC, that, in the case of clause (w), (x) or (y), is commercially available for a license fee of less than $100,000 per annum.

                                                                    SCHEDULE VI
                                               to Security and Pledge Agreement
                                                     (JLC Learning Corporation)



                        TRADE SECRET OR KNOW-HOW LICENSES




None.

                                                                     SCHEDULE I
                                               to Security and Pledge Agreement
                                         (Funk & Wagnalls Yearbook Corporation)

Item A.  INTERCOMPANY NOTES

None.


Item B.  SECURITIES

None.

                                                                    SCHEDULE II
                                               to Security and Pledge Agreement
                                         (Funk & Wagnalls Yearbook Corporation)


                              GOVERNMENT CONTRACTS

None.

                                                                   SCHEDULE III
                                               to Security and Pledge Agreement
                                         (Funk & Wagnalls Yearbook Corporation)



Item A.  PATENTS

None.


Item B.  PATENT LICENSES

None.

                                                                    SCHEDULE IV
                                               to Security and Pledge Agreement
                                         (Funk & Wagnalls Yearbook Corporation)



Item A.  TRADEMARKS

None.


Item B.  TRADEMARK LICENSES

None.

                                                                     SCHEDULE V
                                               to Security and Pledge Agreement
                                         (Funk & Wagnalls Yearbook Corporation)



Item A.  COPYRIGHTS

All copyrights for Funk & Wagnalls Yearbook Corporation are filed in the United States.


-------------------------------------------------------------------------------
PRODUCT NAME                                           COPYRIGHT NUMBER
------------                                           ----------------
Funk & Wagnalls New Encyclopedia                       TX-4-860-036
(full text as of 12/31/98)
-------------------------------------------------------------------------------

* Copyright registration submitted every 3 months for the updated and expanded Funk & Wagnalls New Encyclopedia full text database. Because of the slowness of the copyright office, Funk & Wagnalls has not yet received any of the copyright registration certificates for any of the first three quarters of 1999.

Item B.  COPYRIGHT LICENSES

None.

                                                                    SCHEDULE VI
                                               to Security and Pledge Agreement
                                         (Funk & Wagnalls Yearbook Corporation)



                        TRADE SECRET OR KNOW-HOW LICENSES

None.

                                                                     SCHEDULE I
                                               to Security and Pledge Agreement
                                                      (Primedia Reference Inc.)

Item A.  INTERCOMPANY NOTES

None.



Item B.  SECURITIES

                                                                       Common Stock
                                                                       ------------

                                                 Authorized            Outstanding           % of Shares
Issuer (corporate)                                 Shares                Shares                Pledged
------------------                                 ------                ------                -------
Funk & Wagnalls Yearbook                              1,000                1,000                 100%
Corporation
Gareth Stevens, Inc.                             10,000,000            2,314,305                 100%

                                                                    SCHEDULE II
                                               to Security and Pledge Agreement
                                                      (Primedia Reference Inc.)


                              GOVERNMENT CONTRACTS


Contract dated 7/10/96, between City of Chicago and K-III Reference Corporation (Facts on File News Services).

Amendment, dated 12/29/98, between City of Chicago, and K-II Reference Corporation.

                                                                   SCHEDULE III
                                               to Security and Pledge Agreement
                                                      (Primedia Reference Inc.)



Item A.  PATENTS

None.



Item B.  PATENT LICENSES

None.

                                                                    SCHEDULE IV
                                               to Security and Pledge Agreement
                                                      (Primedia Reference Inc.)







Item A.  TRADEMARKS


  COUNTRY                MARK              CLASSES    APP. #    APP. DT    REG. #    REG. DT    STATUS
  -------                ----              -------    ------    -------    ------    -------    ------
Australia             F & W LOGO             16       431781    8/16/85    B431781   8/16/85  Registered

Australia           FUNK & WAGNALLS          16       431782    8/16/85    B431782   8/16/85  Registered

Benelux            THE WORLD ALMANAC         16       843960     3/9/95    567339    3/9/95   Registered
                   AND BOOK OF FACTS

Brazil              FUNK & WAGNALLS          16     819783625    1/9/97                          FILED

Brazil             THE WORLD ALMANAC       11.10    819436526   8/28/96   819436526  3/30/99  Registered
                   AND BOOK OF FACTS

Canada               F & W DESIGN                                         TMA319654 10/17/86  Registered

Canada             THE WORLD ALMANAC                                      TMA362019  11/3/89  Registered

Canada             THE WORLD ALMANAC                  821883    8/28/96    487,866   1/20/98  Registered
                       FOR KIDS

China (People's    THE WORLD ALMANAC         16      98003500    5/7/98    1150491   2/14/98  Registered
Republic Of)

China (People's    THE WORLD ALMANAC         16      98003499    5/7/97    1150492   2/14/98  Registered
Republic Of)       AND BOOK OF FACTS

China (People's  THE WORLD ALMANAC FOR       16      98003499    5/7/98    1150490   2/14/98  Registered
Republic Of)             KIDS

European Union     THE WORLD ALMANAC         16       100173    11/24/98                         FILED
                   AND BOOK OF FACTS

France             THE WORLD ALMANAC         16     95/557515    2/9/95   95/557515  2/9/95   Registered
                   AND BOOK OF FACTS

Italy             IL LIBRO DEI FATTI        9 16    RM94C00290  6/28/94                          FILED
                                                        4

Italy              THE WORLD ALMANAC         16     RM94C00290  6/28/94                          FILED
                   AND BOOK OF FACTS                    3

Japan              THE WORLD ALMANAC         16      66240/94    7/5/96    3318120   6/6/97   Registered
                   AND BOOK OF FACTS

Japan                WORLD ALMANAC           16      66241/94    7/5/94    3308916   5/23/97  Registered
                      (KATAKANA)

Portugal           THE WORLD ALMANAC         16       307518    2/21/95    307518    2/16/96  Registered
                   AND BOOK OF FACTS

Spain              THE WORLD ALMANAC         16      1948018    2/16/95    1948018   2/16/95  Registered
                   AND BOOK OF FACTS

United             THE WORLD ALMANAC         16      1574650     6/8/94    1574650   6/8/94   Registered
Kingdom            AND BOOK OF FACTS

United States     CUT YOUR OWN TAXES         16                            1269846   3/13/84  Registered
                       AND SAVE

United States         DESIGN ONLY            16     75/409515   12/22/97                         FILED
                     (FACTOSAURUS)

United States            F & W               16                            1469770  12/22/87  Registered

United States          FACTS.COM             41     75/683176   4/15/99                          FILED

United States       FUNK & WAGNALLS          16     72/246608   5/25/66    835506    9/19/67  Registered
                      (STYLIZED)

United States        FW (STYLIZED)           16                            952041    1/30/73  Registered

United States          STANDARD              16                            672509    1/13/59  Registered



  COUNTRY                MARK              CLASSES    APP. #    APP. DT    REG. #    REG. DT    STATUS
  -------                ----              -------    ------    -------    ------    -------    ------
United States      THE WORLD ALMANAC         16     74/638910   2/27/95    1963108   3/19/96  Registered
                   AND BOOK OF FACTS

United States    THE WORLD ALMANAC AND       16     73/787317   3/17/89    1587742   3/20/90  Registered
                    BOOK OF FACTS &
                 LETTER W/GLOBE DESIGN

United States      THE WORLD ALMANAC         16     72/063595   12/3/58    683710    8/18/59  Registered
                  AND BOOK OF FACTS &
                     GLOBE DESIGN

United States    THE WORLD ALMANAC FOR       16     75/144976    8/5/96    2126810   1/6/98   Registered
                         KIDS

United States      THE WORLD ALMANAC         16     71/333770    1/9/33    303192    5/16/33  Registered
                  (STYLIZED LETTERS)

United States        WONDERSTORMS            42                            1538636   5/9/89   Registered

United States       WORLD ALMANAC &          16     73/629363   11/10/86   1445125   6/30/87  Registered
                   BOOK/GLOBE DESIGN

United States        WORLD ALMANAC           42     74/007825   12/4/89    1617205   10/9/90  Registered
                       EDUCATION

United States      THE WORLD ALMANAC         16     71/336450    4/5/33    305467    8/15/33   INACTIVE
                  AND BOOK OF FACTS &
                    CAPITOL DESIGN

United States     WORLD ALMANAC INFO         16     74/188163   7/24/91    174186    1/5/93    INACTIVE
                         POWER



Item B.  TRADEMARK LICENSES

None.

                                                                     SCHEDULE V
                                               to Security and Pledge Agreement
                                                      (Primedia Reference Inc.)



Item A.  COPYRIGHTS


All copyrights for Primedia Reference Inc. are filed in the United States.


--------------------------------------------------------------------------------
PRODUCT NAME                               COPYRIGHT NUMBER
------------                               ----------------
The 1999 World Almanac                     TX-4-898-925
--------------------------------------------------------------------------------

* Copyright registration submitted every November, upon publication, for each new edition of The World Almanac. Copyright registration will be submitted shortly for the 2000 World Almanac (publication date: 11/30/99)



Item B.  COPYRIGHT LICENSES


None.

                                                                    SCHEDULE VI
                                               to Security and Pledge Agreement
                                                      (Primedia Reference Inc.)




                        TRADE SECRET OR KNOW-HOW LICENSES


None.

                                                                     SCHEDULE I
                                               to Security and Pledge Agreement
                                                    (Weekly Reader Corporation)

Item A.  INTERCOMPANY NOTES

None.



Item B.  SECURITIES


                                                                       Common Stock
                                                                       ------------
                                                 Authorized             Outstanding           % of Shares
Issuer (corporate)                                 Shares                 Shares                Pledged
------------------                                 ------                 ------                -------
Lifetime Learning Systems, Inc.                    1,000                   1,000                  100%
Primedia Reference Inc.                            1,000                   1,000                  100%

                                                                    SCHEDULE II
                                               to Security and Pledge Agreement
                                                    (Weekly Reader Corporation)


                              GOVERNMENT CONTRACTS

None.

                                                                   SCHEDULE III
                                               to Security and Pledge Agreement
                                                    (Weekly Reader Corporation)



Item A.  PATENTS

None.









Item B.  PATENT LICENSES

None.

                                                                    SCHEDULE IV
                                               to Security and Pledge Agreement
                                                    (Weekly Reader Corporation)



Item A.  TRADEMARKS


                              REGISTERED TRADEMARKS



----------------------------------------------------------------------------------------------------------
                                                            APP.                     REG.
COUNTRY          MARK                 CLASSES   APP. #      DATE        REG. #       DATE        STATUS
----------------------------------------------------------------------------------------------------------
Canada           Career World                                           TMA         4/18/80     Registered
                                                                        243218
Canada           Current Lifestudies                                    TMA         2/8/85      Registered
                                                                        299691
Canada           Curriculum                                             TMA         5/22/87     Registered
                 Innovations, Inc.                                      327726
Canada           My Weekly Reader                                       TMA         1/10/75     Registered
                                                                        204370
Canada           Weekly Reader                                          TMA         11/2/73     Registered
                                                                        195222
Canada           World Newsmap of                                       TMA         6/27/80     Registered
                 the Week                                               247128
Canada           Writing! (Stylized)                                    TMA         6/3/83      Registered
                                                                        279939
United States    Banana Monkey's         16    75/611855    12/24/98                            Filed
United States    Buddy Bear's            42    75/618671    1/11/99                             Filed
United States    Career World            16                             955803      3/20/73     Registered
United States    Current Events          16                             241416      4/24/28     Registered
United States    Current Health          16                             1193623     4/13/82     Registered
United States    Current Science         16                             258834      7/16/29     Registered
                 (Stylized)
United States    Curriculum              16    74/147346    3/13/91     1729247     11/3/92     Registered
                 Innovations Group
United States    Funnybunny              16                             1219949     12/14/82    Registered
United States    Galaxy Weekly           41    75/189303    10/29/96    2236381     4/6/99      Registered
                 Reader & Design
United States    Hear America!           16    75/180039    10/10/96    2087843     8/12/97     Registered
United States    Imagine and Write       16                             885075      1/27/70     Registered
United States    Infographics            16    75/158987    8/30/96     2101274     9/30/97     Registered
United States    Kidkit & Design         16                             1582492     2/13/90     Registered
United States    Kids TV & Design        41    74/046859    4/6/90      1652023     7/23/91     Registered
United States    Know Your World         16                             851484      6/25/68     Registered
United States    Map Skills for          16                             879296      10/21/69    Registered
                 Today
United States    Map Skills for          16                             1606402     7/17/90     Registered
                 Today
United States    My Weekly Reader        16                             254284      3/19/29     Registered
United States    My Weekly Reader        16    75/719301    6/2/99                              Filed
                 Summer Magazine
United States    Nip                     28    75/322190    7/19/97     2152626     4/21/98     Registered
United States    Peanut and Jocko        16                             1549117     7/25/89     Registered
United States    Pulse for Today's       16    74/505517    3/28/94     1945000     1/2/96      Registered
                 Middleschools &
                 Design
----------------------------------------------------------------------------------------------------------



                                                                             2


----------------------------------------------------------------------------------------------------------
                                                            APP.                     REG.
COUNTRY          MARK                 CLASSES   APP. #      DATE        REG. #       DATE        STATUS
----------------------------------------------------------------------------------------------------------
United States    Read (Stylized)         16                             574960      5/26/53     Registered
United States    Read-Study-Think        16                             880929      11/18/69    Registered
United States    Science Matters         16    74/442122    9/30/93     1967619     4/16/96     Registered
United States    Science Spin            16    75/313516    6/23/97                             Filed
United States    The Largest             16    75/611854    12/24/98                            Filed
                 Newspaper for Kids
                 in the World!
United States    The Weekly Reader       16    75/611852    12/24/98                            Filed
                 Teacher
United States    Weekly Reader           16                             1503004     9/6/88      Registered
United States    Weekly Reader           42                             1519333     1/3/89      Registered
United States    Weekly Reader           42    75/584518    11/6/98                             Filed
United States    Weekly Reader Big       16    75/158992    8/30/96     2077656     7/8/97      Registered
                 Issue!
United States    Weekly Reader           16    75/611853    12/24/98                            Filed
                 News for Kids
United States    Weekly Reader           16    75/719300    6/2/99                              Filed
                 Summer Magazine
United States    World Newsmap of        16    75/572449    10/19/98                            Filed
                 the Month
United States    World Newsmap of        16                             1421904     12/23/86    Registered
                 the Week
United States    World Newsmap of        16                             1132464     4/1/80      Registered
                 the Week
United States    Writing Pals &          42    74/464121    11/30/93    1913914     8/22/95     Registered
                 Design
United States    Writing!                16    74/087100    8/13/90     1655545     9/3/91      Registered
United States    Writing! (Stylized)     16                             1238958     5/17/83     Registered
United States    Young America           16    75/179427    10/10/96    2087840     8/12/97     Registered
                 Votes
Canada           Current Consumer                                       TMA         4/11/80     Inactive
                                                                        242690
United States    A Heart Song            16                             1495789     7/12/88     Inactive
                 Novel & Design
United States    A Weekly Reader         16                             1500483     8/16/88     Inactive
                 Fairy Tale &
                 Design
United States    A Whiskers Book         16                             1495787     7/12/88     Inactive
                 & Design
United States    B.J.                    28    75/322189    7/10/97                             Inactive
United States    Challenges              16    74/208565    9/30/91                             Inactive
United States    Current Health          16                             1018333     8/12/75     Inactive
United States    Curriculum              16                             1333189     4/30/85     Inactive
                 Innovations, Inc.
United States    Eye (Stylized)          16                             995713      10/15/74    Inactive
United States    Fun Facts & Design      16                             1479584     3/8/88      Inactive
United States    Jelly Bean              16                             1042268     6/29/76     Inactive
                 Jamboree
United States    Little Sprout &         16                             1515344     12/6/88     Inactive
                 Design
----------------------------------------------------------------------------------------------------------



                                                                             3


----------------------------------------------------------------------------------------------------------
                                                            APP.                     REG.
COUNTRY          MARK                 CLASSES   APP. #      DATE        REG. #       DATE        STATUS
----------------------------------------------------------------------------------------------------------
United States    Make It Happen the      16                             1477639     2/23/88     Inactive
                 Choice Is Yours
United States    Newsprobe               16                             1595351     5/8/90      Inactive
United States    Smart Start &           16                             1485252     4/19/88     Inactive
                 Design
United States    Tomorrow Star &         16                             1479585     3/8/88      Inactive
                 Design
United States    U.S. Kids & Design      16                             1507100     10/4/88     Inactive
United States    Values and              16                             1019377     9/2/75      Inactive
                 Decisions
United States    Weekly Reader &         16    74/089880    8/20/90     1681978     4/7/92      Inactive
                 Design
United States    Zip                     28    75/322146    7/10/97     2152625     4/21/98     Registered
United States    Zips                    16                             890134      4/28/70     Registered
----------------------------------------------------------------------------------------------------------

Item B.  TRADMARK LICENSES

None.

                                                                     SCHEDULE V
                                               to Security and Pledge Agreement
                                                    (Weekly Reader Corporation)



Item A.  COPYRIGHTS

Weekly Reader and its subsidiaries generate numerous copyrights each week in connection with numerous ongoing publishing activities. None of these copyrights are individually material and they are not listed here.



Item B.  COPYRIGHT LICENSES

None.

                                                                    SCHEDULE VI
                                               to Security and Pledge Agreement
                                                    (Weekly Reader Corporation)



                        TRADE SECRET OR KNOW-HOW LICENSES


None.

                                                                     SCHEDULE I
                                               to Security and Pledge Agreement
                                               (American Guidance Service Inc.)

Item A.  INTERCOMPANY NOTES

None.


Item B.  SECURITIES

                                                                         Common Stock
                                                   Authorized            Outstanding            % of Shares
Issuer (corporate)                                   Shares                 Shares                Pledged
------------------                                   ------                 ------                -------
AGS International Sales, Inc.                         2,500                   250                   100%

                                                                    SCHEDULE II
                                               to Security and Pledge Agreement
                                               (American Guidance Service Inc.)


                              GOVERNMENT CONTRACTS

Assessment Agreement and Assessor's Certification, dated 5/25/93, between City of Circle Pines and AGS.

Professional/Consultant Services Contract, dated 10/01/97, between Fairfax County Board of Supervisors and AGS.

Agreement, dated 10/27/97, between Montgomery County Public Schools and AGS.

Agreement, dated 10/09/90, between Fairfax County Public Schools and AGS.

Requirements Contract, dated 07/06/94, between Board of Education of the City of New York and AGS.

Agreement, dated 8/31/89, between Albany City School District and Delmar Publishers Inc.

                                                                   SCHEDULE III
                                               to Security and Pledge Agreement
                                               (American Guidance Service Inc.)



Item A.  PATENTS

None.



Item B.  PATENT LICENSES

None.

                                                                    SCHEDULE IV
                                               to Security and Pledge Agreement
                                               (American Guidance Service Inc.)



Item A.  TRADEMARKS


    Country              Mark             Classes     App. #    App. Dt    Reg. #   Reg. Dt    Status
    -------              ----             -------     ------    -------    ------   -------    ------

     USA              COOPERATIVE            16     74/155,635  04/09/91  1,674,693 02/04/92  Registered
                      DISCIPLINE

     USA            STEP SYSTEMATIC          9      74/060,441  05/18/90  1,666,489 12/03/91  Registered
                     TRAINING FOR
                  EFFECTIVE PARENTING

     USA            STEP AND DESIGN        9, 16    74/059,930  05/17/90  1,666,672 12/03/91  Registered

     USA                  AGS                9      73/489,334  07/11/84  1,337,644 05/28/85  Registered

     USA               DATA SCAN             16     73/341,618  12/14/81  1,229,687 03/08/83  Registered

     USA                  AGS            9,16, 28,  73/245,478  01/09/80  1,164,458 08/11/81  Registered
                                             41

     USA           WOODCOCK READING        9, 16    74/601,874  11/22/94                       Inactive
                     MASTERY TESTS

     USA             I AM AMAZING            16     73/720,848  04/04/88  1,522,601 01/31/89   Inactive

     USA             I AM AMAZING            41     73/720,318  04/04/88  1,514,909 11/29/88   Inactive

     USA               EASEL-KIT             16     72/337,876  08/15/69   918,523  08/17/71   Inactive

Item B.  TRADEMARK LICENSES

None.

                                                                     SCHEDULE V
                                               to Security and Pledge Agreement
                                               (American Guidance Service Inc.)



Item A.  COPYRIGHTS

All copyrights for American Guidance Service Inc. are filed in the United
States.


--------------------------------------------------------------------------------
Product Name                                         Copyright Number
------------                                         ----------------
PPVT                                                 TX4-531-097

K-TEA                                                TX4-737-590

DIAL                                                 TX2-907-985

BASC                                                 TX4-172-450

Vineland                                             TX3-431-949

WRMT                                                 TX2-276-301

KeyMath Test                                         TX2-380-291

OWLS (LC/OE Version)                                 TX3-803-842

OWLS (WE Version)                                    TX4-198-026

PIAT                                                 TX2-624-349

GFTA                                                 TX1-856-134

K-BIT                                                TX3-003-231

K-ABC (Easel 1)                                      TX1-563-401

K-ABC (Easel 2)                                      TX1-499-140

K-ABC (Easel 3)                                      TX1-452-750

K-ABC (Test Record Form)                             TX1-499-139

K-ABC (Manual)                                       TX1-458-788

K-ABC (Photo Cards)                                  TX-176-650

K-ABC (ASSIST)                                       TX1-412-461

K-ABC (Scoring Manual)                               TX1-458-787

K-ABC (Supplemental Forms)                           TX2-268-847
--------------------------------------------------------------------------------

* Copyrights are for educational tests. Information provided above is for the 10 most valuable tests of an approximate total of 40. Information for the remaining tests will be provided as it is received.




Item B.  COPYRIGHT LICENSES

None.

                                                                    SCHEDULE VI
                                               to Security and Pledge Agreement
                                               (American Guidance Service Inc.)



                        TRADE SECRET OR KNOW-HOW LICENSES


None.

                                                                      EXHIBIT A
                                               to Security and Pledge Agreement


                                 PROMISSORY NOTE

$---------------                                              -------- --, ----

         FOR VALUE RECEIVED, the undersigned, ______________, a _______________ corporation (the "MAKER"), promises to pay to the order of
________________, a ___________ _________ (the "PAYEE"), in equal ________
installments, commencing __________ __, ____ to and including __________ __, ____, the principal sum of ________________________ DOLLARS ($___________),
representing the aggregate principal amount of an intercompany loan made by the Payee to the Maker.

         The unpaid principal amount of this promissory note (this "NOTE") from time to time outstanding shall bear interest at a rate of interest equal to ____________, which the Maker represents to be a lawful and commercially reasonable rate, payable __________, and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments shall be made by the Maker to an account established by the Payee at _______________ and shall be recorded on the grid attached hereto by the holder hereof (including the Administrative Agent (hereinafter defined) as pledgee). Upon notice from the Administrative Agent that a Specified Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement, the Maker shall make such payments, in same day funds, to such other account as the Administrative Agent shall direct in such notice.

         This Note is one of the Intercompany Notes referred to in, and evidences Indebtedness incurred pursuant to Section 7.2.2 of the Credit Agreement, dated as of November 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Weekly Reader Corporation, a Delaware corporation ("WRC"), and JLC Learning Corporation, a Delaware corporation ("JLC" and, together with WRC, the "BORROWERS"), WRC Media Inc.(formerly known as EAC II Inc.), a Delaware corporation and parent of JLC ("HOLDINGS"), as a guarantor, the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), DLJ Capital Funding, Inc., as the Syndication Agent (in such capacity, the "SYNDICATION AGENT"), the Lead Arranger and the Sole Book Running Manager, Bank of America, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, and General Electric Capital Corporation, as the documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders. Upon the occurrence and continuance of a Specified Default under the Credit Agreement, and notice thereof by the Administrative Agent to the Maker, the Administrative Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the Indebtedness evidenced by this Note. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         Reference is made to the Credit Agreement for a description of the Security and Pledge Agreement pursuant to which this Note has been pledged to the Administrative Agent as security for the Secured Obligations outstanding from time to time under the Credit Agreement and each other Loan Document.

         In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder (including the Administrative Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                                 [NAME OF MAKER]


                                 By ___________________________________________
                                       Name:
                                       Title:

                                 Pay to the order of BANK OF AMERICA, N.A., as
                                   Administrative Agent

                                 [NAME OF PAYEE]


                                 By ___________________________________________
                                       Name:
                                       Title:

                                      GRID

     Intercompany Loans made by [Name of Payee] to [Name of Maker] and payments of principal of such Loans.


--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             Amount of                 Amount of
                            Intercompany               Principal          Outstanding Principal
        Date                    Loan                    Payment                  Balance          Notation Made By
--------------------------------------------------------------------------------------------------------------------
--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------- ------------------------- ------------------------- ----------------------- ------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT B
                                               to Security and Pledge Agreement


                            PATENT SECURITY AGREEMENT

         This PATENT SECURITY AGREEMENT (this "AGREEMENT"), dated as of __________ __, ____, is made between _______________, a ____________ corporation
(the "GRANTOR"), and BANK OF AMERICA, N.A., as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties;


                              W I T N E S S E T H :

         WHEREAS, pursuant to a Credit Agreement, dated as of November 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Weekly Reader Corporation, a Delaware corporation ("WRC"), and JLC Learning Corporation, a Delaware corporation
("JLC" and, together with WRC, the "Borrowers"), WRC Media Inc. (formerly known as EAC II Inc.), a Delaware corporation and parent of JLC ("HOLDINGS"), as a guarantor, the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), DLJ Capital Funding, Inc., as the Syndication Agent (in such capacity, the "SYNDICATION AGENT"), the Lead Arranger and the Sole Book Running Manager, the Administrative Agent and General Electric Capital Corporation, as the documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Security and Pledge Agreement, dated as of November 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AND PLEDGE AGREEMENT");

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Secured Obligations;

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

         WHEREAS, it is in the best interests of the Grantor to execute this Security and Pledge Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrowers by the Lenders and the Issuers pursuant to the Credit Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrowers pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security and Pledge Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property, to the extent now or hereafter owned or acquired or existing by the Grantor (the "PATENT COLLATERAL"):

                  (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of SCHEDULE III attached hereto;

                  (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (a);

                  (c) all patent licenses, including each patent license referred to in ITEM B of SCHEDULE III attached hereto; and

                  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of SCHEDULE III attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of SCHEDULE III attached hereto, and all rights corresponding thereto throughout the world.

The "Patent Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. The undersigned agrees to use its best efforts to obtain any such required consent.

         SECTION 3. SECURITY AND PLEDGE AGREEMENT. This Agreement has been prepared by the Administrative Agent for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office (the "PTO") and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security and Pledge Agreement. The Security and Pledge Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's commercially reasonable expense, execute and deliver to the Grantor all instruments and other documents, and perform all other acts, as may be necessary or proper to fully release the lien on and security interest in the Patent Collateral which has been granted hereunder. The Grantor shall be free to file and record such instruments and documents in the PTO or other office anywhere in the world.

         SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security and Pledge Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                   [NAME OF GRANTOR]


                                   By__________________________________________
                                       Name:
                                       Title:



                                   BANK OF AMERICA, N.A.,
                                     as Administrative Agent



                                   By__________________________________________
                                       Name:
                                       Title:

                                                                   SCHEDULE III
                                                   to Patent Security Agreement

Item A.  PATENTS

                                 ISSUED PATENTS

**COUNTRY     PATENT NO.               ISSUE DATE               INVENTOR(S)
                TITLE



                           PENDING PATENT APPLICATIONS


*COUNTRY      SERIAL NO.               FILING DATE              INVENTOR(S)
                TITLE




                       PATENT APPLICATIONS IN PREPARATION

                                        EXPECTED
*COUNTRY      DOCKET NO.               FILING DATE              INVENTOR(S)
              TITLE



Item B.  PATENT LICENSES


*Country or                                              Effective             Expiration         Subject
 Territory       Licensor           Licensee                Date                  Date             Matter
 ---------       --------           --------             ---------             ----------         -------



--------

   * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                      EXHIBIT C
                                               to Security and Pledge Agreement


                          TRADEMARK SECURITY AGREEMENT

         This TRADEMARK SECURITY AGREEMENT (this "AGREEMENT"), dated as of __________ __, ____, is made between _______________, a ____________ corporation
(the "GRANTOR"), and BANK OF AMERICA, N.A., as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties;


                              W I T N E S S E T H :

         WHEREAS, pursuant to a Credit Agreement, dated as of November 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Weekly Reader Corporation, a Delaware corporation ("WRC"), and JLC Learning Corporation, a Delaware corporation
("JLC" and, together with WRC, the "Borrowers"), WRC Media Inc. (formerly known as EAC II Inc.), a Delaware corporation and parent of JLC ("HOLDINGS"), as a guarantor, the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), DLJ Capital Funding, Inc., as the Syndication Agent (in such capacity, the "SYNDICATION AGENT"), the Lead Arranger and the Sole Book Running Manager, the Administrative Agent and General Electric Capital Corporation, as the documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Security and Pledge Agreement, dated as of November 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AND PLEDGE AGREEMENT");

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Secured Obligations;

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

         WHEREAS, it is in the best interests of the Grantor to execute this Security and Pledge Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrowers by the Lenders and the Issuers pursuant to the Credit Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrowers pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security and Pledge Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property, to the extent now or hereafter owned or acquired or existing by the Grantor (the "TRADEMARK COLLATERAL"):

                  (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, designs and other source of business identifiers (all of the foregoing items in this CLAUSE (a) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office (the "PTO") or in any other office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE IV attached hereto;

                  (b) all Trademark licenses, including each Trademark license referred to in ITEM B of SCHEDULE IV attached hereto;

                  (c) all reissues, extensions or renewals of any of the items described in CLAUSE (a) and (b);

                  (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSE (a); and

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of SCHEDULE IV attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

The "Trademark Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. The undersigned agrees to use its best efforts to obtain any such required consent.

         SECTION 3. SECURITY AND PLEDGE AGREEMENT. This Agreement has been prepared by the Administrative Agent for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the PTO and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security and Pledge Agreement. The Security and Pledge Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's commercially reasonable expense, execute and deliver to the Grantor all instruments and other documents, and perform all other acts, as may be necessary or proper to fully release the lien on and security interest in the Trademark Collateral which has been granted hereunder. The Grantor shall be free to file and record such instruments and documents in the PTO or other office anywhere in the world.

         SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security and Pledge Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                 [NAME OF GRANTOR]


                                  By___________________________________________
                                     Name:
                                     Title:



                                  BANK OF AMERICA, N.A.,
                                    as Administrative Agent


                                  By___________________________________________
                                     Name:
                                     Title:

                                                                    SCHEDULE IV
                                                to Trademark Security Agreement


Item A.  TRADEMARKS



                              REGISTERED TRADEMARKS


*Country      Trademark     Registration No.       Registration Date
 -------      ---------     ----------------       -----------------



                         PENDING TRADEMARK APPLICATIONS


*Country      Trademark     Serial No.     Filing Date
 -------      ---------     -----------    -----------





                      TRADEMARK APPLICATIONS IN PREPARATION


                                            Expected
Products/
*Country      Trademark     Docket No.     Filing Date      Services
 -------      ---------     ----------     -----------      --------





Item B.  TRADEMARK LICENSES


*Country or                                                       Effective  Expiration
 Territory     Trademark        Licensor          Licensee           Date       Date
 ---------     ---------        --------          --------        ---------  ----------


--------------------

    * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                      EXHIBIT D
                                              to  Security and Pledge Agreement


                          COPYRIGHT SECURITY AGREEMENT

         This COPYRIGHT SECURITY AGREEMENT (this "AGREEMENT"), dated as of __________ __, ____, is made between _______________, a ____________ corporation
(the "GRANTOR"), and BANK OF AMERICA, N.A., as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties;


                              W I T N E S S E T H :

         WHEREAS, pursuant to a Credit Agreement, dated as of November 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Weekly Reader Corporation, a Delaware corporation ("WRC"), and JLC Learning Corporation, a Delaware corporation ( "JLC" and, together with WRC, the "Borrowers"), WRC Media Inc. (formerly known as EAC II Inc.), a Delaware corporation and parent of WRC ("HOLDINGS"), as a guarantor, the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), DLJ Capital Funding, Inc., as the Syndication Agent (in such capacity, the "SYNDICATION AGENT"), the Lead Arranger and the Sole Book Running Manager, the Administrative Agent and General Electric Capital Corporation, as the documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Security and Pledge Agreement, dated as of November 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AND PLEDGE AGREEMENT");

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Secured Obligations;

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

         WHEREAS, it is in the best interests of the Grantor to execute this Security and Pledge Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrowers by the Lenders and the Issuers pursuant to the Credit Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrowers pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security and Pledge Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "COPYRIGHT COLLATERAL"), to the extent now or hereafter owned or acquired or existing by it, being all copyrights of the Grantor, registered or unregistered, now or hereafter in force throughout the world, including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of SCHEDULE V attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of SCHEDULE V attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

The "Copyright Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. The undersigned agrees to use its best efforts to obtain any such required consent.

         SECTION 3. SECURITY AND PLEDGE AGREEMENT. This Agreement has been prepared by the Administrative Agent for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security and Pledge Agreement. The Security and Pledge Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's commercially reasonable expense, execute and deliver to the Grantor all instruments and other documents, and perform all other acts, as may be necessary or proper to fully release the lien on and security interest in the Copyright Collateral which has been granted hereunder. The Grantor shall be free to file and record such instruments and documents in the United States Copyright Office or other office anywhere in the world.

         SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security and Pledge Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                 [NAME OF GRANTOR]


                                 By____________________________________________
                                     Name:
                                     Title:



                                 BANK OF AMERICA, N.A.
                                   as Administrative Agent


                                 By____________________________________________
                                     Name:
                                     Title:

                                                                     SCHEDULE V
                                                                   to Copyright
                                                             Security Agreement


Item A.  COPYRIGHTS


*Country       Registration No.     Registration Date     Author(s)    Title
 -------       ----------------     -----------------     ---------    -----



                   COPYRIGHT PENDING REGISTRATION APPLICATIONS


*Country       Serial No.           Filing Date           Author(s)    Title
 -------       ----------           -----------           ---------    -----




               COPYRIGHT REGISTRATION APPLICATIONS IN PREPARATION


                                     Expected
*Country       Docket No.           Filing Date           Author(s)    Title
--------       ----------           -----------           ---------    -----



-----------------
   * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B.  COPYRIGHT LICENSES


*Country or                              Effective  Expiration        Subject
 Territory      Licensor      Licensee     Date        Date            Matter
 ---------      --------      --------   ---------  ----------        -------


                                                                        ANNEX I
                                               to Security and Pledge Agreement


                   SUPPLEMENT TO SECURITY AND PLEDGE AGREEMENT

         This SUPPLEMENT NO. ___, dated as of ________ __, ____ (this "SUPPLEMENT"), to the Security and Pledge Agreement, dated as of November 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AND PLEDGE AGREEMENT"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 7.5 thereof (each, individually, a "GRANTOR", and, collectively, the "GRANTORS"), in favor of BANK OF AMERICA, N.A., as administrative agent (together with any successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties (such and other capitalized terms being used herein with the meanings provided, or incorporated by reference, in the Security and Pledge Agreement), is made by the undersigned.


                           W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement, dated as of November 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Weekly Reader Corporation, a Delaware corporation ("WRC"), and JLC Learning Corporation, a Delaware corporation ("JLC" and, together with WRC, the "BORROWERS"), WRC Media Inc. (formerly known as EAC II Inc.), a Delaware corporation and parent of JLC ("HOLDINGS"), as a guarantor, the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), DLJ Capital Funding, Inc., as the Syndication Agent (in such capacity, the "SYNDICATION AGENT"), the Lead Arranger and the Sole Book Running Manager, the Administrative Agent and General Electric Capital Corporation, as the documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, as a condition precedent to the making and maintenance of the Credit Extensions under the Credit Agreement, the undersigned is required to execute and deliver this Supplement;

         WHEREAS, the undersigned has duly authorized the execution, delivery and performance of this Supplement and the Security and Pledge Agreement;

         WHEREAS, the Security and Pledge Agreement provides that additional parties may become Grantors under the Security and Pledge Agreement by execution and delivery of an instrument in the form of this Supplement;

         WHEREAS, pursuant to the provisions of Section 7.5 of the Security and Pledge Agreement, the undersigned is becoming an Additional Grantor under the Security and Pledge Agreement; and

         WHEREAS, the undersigned desires to become a Grantor under the Security and Pledge Agreement in order to induce the Secured Parties to continue to make and maintain Credit Extensions under the Credit Agreement as consideration therefor;

         NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. In accordance with the Security and Pledge Agreement, the undersigned by its signature below becomes a Grantor under the Security and Pledge Agreement with the same force and effect as if it were an original signatory thereto as a Grantor and the undersigned hereby

                  (a) agrees to all the terms and provisions of the Security and Pledge Agreement applicable to it as a Grantor thereunder;

                  (b) assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by the undersigned (its "COLLATERAL"):

                           (i) all Intercompany Notes in which the undersigned
                  has an interest (including each Intercompany Note described in ITEM A of SCHEDULE I hereto);

                           (ii) all interest and other payments and rights with
                  respect to each Intercompany Note in which the undersigned has an interest;

                           (iii) all Investment Property in which the
                  undersigned has an interest (including the Securities of each issuer described in ITEM B of SCHEDULE I hereto); PROVIDED, that, in the case of Investment Property consisting of Securities of an issuer that is a Foreign Subsidiary of the undersigned, the pledge of such Securities of such issuer shall be limited to the extent such pledge would not exceed 65% of the total combined voting power of all classes of Securities of such Foreign Subsidiary entitled to vote;

                           (iv) all equipment in all of its forms (including all
                  Motor Vehicles) of the undersigned, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "EQUIPMENT");

                           (v) all inventory in all of its forms of the
                  undersigned, wherever located, including

                                    (A) all raw materials and work in process
                           therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                                    (B) all goods in which the undersigned has
                           an interest in mass or a joint or other interest or right of any kind (including goods in which the undersigned has an interest or right as consignee), and

                                    (C) all goods which are returned to or
                           repossessed by the undersigned,

                  and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "INVENTORY");

                           (vi) all accounts, contracts, contract rights,
                  chattel paper, documents, instruments, and general intangibles (including tax refunds) of the undersigned, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the undersigned now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "RECEIVABLES", and any and all such security agreements, guaranties, leases and other contracts being the "RELATED CONTRACTS");

                           (vii) all Deposit Accounts of the undersigned and all
                  cash, checks, drafts, notes, bills of exchange, money orders and other like instruments, if any, now owned or hereafter acquired, held therein (or in sub- accounts thereof) and all certificates and instruments, if any, from time to time representing or evidencing such investments, and all interest, earnings and proceeds in respect thereof;

                           (viii) all Intellectual Property Collateral of the undersigned;

                           (ix) all books, records, writings, data bases,
                  information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this SECTION 2.1;

                           (x) all of the undersigned's other property and
                  rights of every kind and description and interests therein;
                  and

                           (xi) all products, offspring, rents, issues, profits,
                  returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in SUBCLAUSES (b)(i) through
                  (b)(x), proceeds deposited from time to time in any lock box or Deposit Account of the undersigned, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral);

         PROVIDED, HOWEVER, that "Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained and the undersigned agrees to use its best efforts to obtain any such required consent;

                  (c) agrees that each of the Schedules attached hereto shall be deemed to be a Schedule thereto; and

                  (d) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.

In furtherance of the foregoing, each reference to a "Grantor" or "Additional Grantor" in the Security and Pledge Agreement shall be deemed to include the undersigned.

         SECTION 2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

         SECTION 3. Except as expressly supplemented hereby, the Security and Pledge Agreement shall remain in full force and effect in accordance with its terms.

         SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security and Pledge Agreement shall not in any way be affected or impaired.

         SECTION 5. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Security and Pledge Agreement), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

         SECTION 6. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS SUPPLEMENT, THE SECURITY AND PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 7. This Supplement hereby incorporates by reference the provisions of the Security and Pledge Agreement, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Security and Pledge Agreement.

         SECTION 8. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 9. WITHOUT LIMITING THE EFFECT OF SECTION 7.11 OF THE SECURITY AND PLEDGE AGREEMENT, THE SECURED PARTIES AND THE
UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE

JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED IN NEW YORK COUNTY OF THE STATE OF NEW YORK, FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE UNDERSIGNED IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE UNDERSIGNED HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SUPPLEMENT, THE SECURITY AND PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 10. WITHOUT LIMITING THE EFFECT OF SECTION 7.12 OF THE SECURITY AND PLEDGE AGREEMENT, THE SECURED PARTIES AND THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS SUPPLEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE UNDERSIGNED RELATING THERETO. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT, THIS SUPPLEMENT, THE SECURITY AND PLEDGE AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                  [NAME OF ADDITIONAL GRANTOR]


                                  By:__________________________________________
                                     Name:
                                     Title:



ACKNOWLEDGED AND ACCEPTED BY:

BANK OF AMERICA, N.A., as
    Administrative Agent


By:___________________________
      Name:
      Title:

                                                                     SCHEDULE I
                                                           to Supplement No. __
                                               to Security and Pledge Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])

Item A.  INTERCOMPANY NOTES

                                Maximum Amount of
                               Intercompany Loans

Maker                               Evidenced Thereby                  Date
-----                               -----------------                  ----



Item B.  SECURITIES


                                              Common Stock
                                              ------------
                                                                        % of
                                Authorized           Outstanding       Shares
Issuer (corporate)                Shares               Shares          Pledged
------------------                ------               ------          -------



                                      Limited Liability Company Interests
                                      -----------------------------------
                                  % of Limited               Type of Limited
                                    Liability                   Liability
Issuer (limited                 Company Interests           Company Interests
liability company)                   Pledged                     Pledged
------------------                   -------                     -------



                                         Partnership Interests
                                         ---------------------

                                 % of Partnership          Type of Partnership
Issuer (partnership)             Interests Pledged          Interests Pledged
--------------------             -----------------          -----------------


                                                                    SCHEDULE II
                                                           to Supplement No. __
                                               to Security and Pledge Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])


                              GOVERNMENT CONTRACTS

                                                                   SCHEDULE III
                                                           to Supplement No. __
                                               to Security and Pledge Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])

Item A.  PATENTS


                                 ISSUED PATENTS


*Country                     Patent No.                Issue Date                Inventor(s)
                             Title


                           PENDING PATENT APPLICATIONS


*Country                     Serial No.                Filing Date               Inventor(s)
                             Title




                       PATENT APPLICATIONS IN PREPARATION


                                                        Expected
*Country                     Docket No.                Filing Date               Inventor(s)
                             Title




Item B.  PATENT LICENSES



*Country or                                                          Effective            Expiration             Subject
 Territory                   Licensor           Licensee                Date                 Date                Matter
-----------                  --------           --------             ---------            ----------             -------


--------

   * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                    SCHEDULE IV
                                                           to Supplement No. __
                                               to Security and Pledge Agreement

                    ([NAME OF ADDITIONAL GRANTOR])

Item A.  TRADEMARKS



                              REGISTERED TRADEMARKS


*Country      Trademark       Registration No.       Registration Date
--------      ---------       ----------------       -----------------




                         PENDING TRADEMARK APPLICATIONS


*Country      Trademark          Serial No.          Filing Date
--------      ---------          ----------          -----------





                      TRADEMARK APPLICATIONS IN PREPARATION


Products/                                       Expected
*Country      Trademark       Docket No.       Filing Date       Services
--------      ---------       ----------       -----------       --------






Item B.  TRADEMARK LICENSES


*Country or                                                                   Effective    Expiration
 Territory          Trademark            Licensor            Licensee            Date         Date
----------          ---------            --------            --------         ---------    ----------


--------
   * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     SCHEDULE V
                                                           to Supplement No. __
                                               to Security and Pledge Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])


Item A.  COPYRIGHTS



                              REGISTERED COPYRIGHTS


*Country       Registration No.      Registration Date      Author(s)   Title
--------       ----------------      -----------------      ---------   -----





                   COPYRIGHT PENDING REGISTRATION APPLICATIONS


*Country       Serial No.            Filing Date            Author(s)   Title
--------       ----------            -----------            ---------   -----





               COPYRIGHT REGISTRATION APPLICATIONS IN PREPARATION

                                                           Expected

*Country       Docket No.            Filing Date            Author(s)   Title
--------       ----------            -----------            ---------   -----



--------
   * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B.  COPYRIGHT LICENSES


*Country or                                       Effective         Expiration        Subject
 Territory     Licensor        Licensee              Date               Date           Matter
-----------    --------        --------           ---------         ----------        -------


                                                                    SCHEDULE VI
                                                           to Supplement No. __
                                               to Security and Pledge Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])


                      TRADE SECRET OR KNOW-HOW LICENSES


*Country or                                       Effective         Expiration        Subject
 Territory     Licensor        Licensee              Date              Date           Matter
-----------    --------        --------           ---------         ----------        -------




--------
   * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.